                                                                    Exhibit 4.2


                          HONDA AUTO LEASE TRUST 1999-A




                 5.445% Auto Lease Asset Backed Notes, Class A-1 5.875% Auto Lease Asset Backed Notes, Class A-2 6.100% Auto Lease Asset Backed Notes, Class A-3 6.450% Auto Lease Asset Backed Notes, Class A-4 6.650% Auto Lease Asset Backed Notes, Class A-5
                  6.650% Auto Lease Asset Backed Notes, Class B 6.900% Auto Lease Asset Backed Notes, Class C

                                    INDENTURE

                            Dated as of July 1, 1999




                              THE BANK OF NEW YORK,
                           as 1999-A Indenture Trustee

                               TRUST INDENTURE ACT
                             CROSS-REFERENCE CHART(1)

TIA SECTION                                                                 REFERENCE IN THE INDENTURE
-----------                                                                 --------------------------
310(a)(1)...............................................................................6.11(a)
310(a)(2)...............................................................................6.11(a)
310(a)(3)...............................................................................6.10
310(a)(4)...............................................................................Not applicable
310(a)(5)...............................................................................6.11(b)
310(b)..................................................................................6.11(a)
310(c)..................................................................................Not applicable
311(a)..................................................................................6.12
311(b)..................................................................................6.12
311(c)..................................................................................Not applicable
312(a)..................................................................................7.01, 7.02(a)
312(b)..................................................................................7.02(b)
312(c)..................................................................................7.02(c)
313(a)..................................................................................7.03(a)
313(b)..................................................................................7.03(a)
313(c)..................................................................................7.03(a)
313(d)..................................................................................7.03(b)
314(a)..................................................................................3.09, 7.04(a)
314(b)..................................................................................3.06
314(c)(1)...............................................................................11.01(a)
314(c)(2)...............................................................................11.01(a)
314(c)(3)...............................................................................Not applicable
314(d)..................................................................................3.09(b), 8.04
314(e)..................................................................................11.01(a)
315(a)..................................................................................6.01(b)
315(b)..................................................................................6.05
315(c)..................................................................................6.01(a)
315(d)..................................................................................6.01(c)
315(d)(1)...............................................................................6.01(b), 6.01(c)(i)
315(d)(2)...............................................................................6.01(c)(ii)
315(d)(3)...............................................................................6.01(c)(iii)
315(e)..................................................................................5.13
316(a)..................................................................................5.11; 5.12
316(a)(1)(A)............................................................................5.11
316(a)(1)(B)............................................................................5.12
316(a)(2)...............................................................................Not applicable
316(b)..................................................................................5.10
316(c)..................................................................................5.06(b)


-------------------
(1) This Trust Indenture Act Cross-Reference Chart is not a part of this Indenture.

317(a)(1)...............................................................................5.03(a), 5.03(b)
317(a)(2)...............................................................................5.03(d)
317(b)..................................................................................3.03
318(a)..................................................................................11.07

                                    INDENTURE


         INDENTURE, dated as of July 1, 1999, between HONDA AUTO LEASE TRUST 1999-A, a Delaware business trust (the "Issuer"), and THE BANK OF NEW YORK, a New York banking corporation, solely as 1999-A Indenture Trustee and not in its individual capacity (the "1999-A Indenture Trustee").


                                    RECITALS

                  A. HTA LP and HTB LP, as Grantors and UTI Beneficiaries, the Servicer, the Origination Trustee, the Delaware Trustee, and, for certain limited purposes set forth therein, U.S. Bank, as Trust Agent, have entered into that Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998, amending and restating that certain Trust and Servicing Agreement, dated as of September 1, 1997, among the same parties, amending and restating that certain Trust Agreement, dated July 17, 1997, among the same parties (as supplemented, amended or restated from time to time, the "Origination Trust Agreement"), pursuant to which the Honda Lease Trust (the "Origination Trust") was formed for the purpose of, among other things, taking assignments and conveyances of, and holding in trust and dealing in, various Trust Assets. Capitalized terms used and not defined in these Recitals have the meanings given in the Agreement of Definitions described in Section 11.01 hereof.

                  B. The Origination Trust Agreement contemplates that certain of the Trust Assets, other than those previously identified on the Origination Trust's books and records as Other SUBI Assets and allocated to a separate SUBI Sub-Trust, may be allocated to a SUBI Sub-Trust and thenceforth constitute SUBI Assets within such SUBI Sub-Trust, and that in connection with any such allocation the Origination Trustee shall create a SUBI at the direction of the UTI Beneficiaries and shall issue to, or to the order of, the UTI Beneficiaries one or more SUBI Certificates evidencing such SUBI, and the related SUBI Beneficiaries and their permitted assignees generally will be entitled to the net cash flows arising from, but only from, such SUBI Assets.

                  C. Concurrently herewith, HTA LP and HTB LP, as Grantors and UTI Beneficiaries, HTC LP and HTD LP, as Transferors, the Servicer, the Origination Trustee, the Delaware Trustee and U.S. Bank, as Trust Agent and, for certain limited purposes set forth therein, as 1999-A Owner Trustee, are entering into that certain 1999-A SUBI Supplement to Second Amended and Restated Trust and Servicing Agreement dated as of July 1, 1999 (as amended, supplemented or restated from time to time, the "1999-A SUBI Supplement"), pursuant to which the parties thereto have agreed to supplement the terms of the Origination Trust Agreement to cause the Origination Trustee to (i) identify a portfolio of Trust Assets (the "1999-A SUBI Assets") to be designated to a SUBI Portfolio (the "1999-A SUBI Portfolio") (ii) allocate such 1999-A SUBI Assets, along with interests in the 1999-A Residual Value Insurance Proceeds, to a SUBI Sub-Trust (the "1999-A SUBI Sub-Trust"), (iii) create the related 1999-A SUBI and (iv) create and issue to or to the order of (a) HTA LP one certificate representing a 98.01% interest in the 1999-A SUBI Assets (the "HTA LP/HTC LP 1999-A SUBI Certificate") and one certificate representing a 0.99% interest in the 1999-A SUBI Assets (the "HTA LP/HTD LP 1999-A SUBI Certificate"), and (b) HTB LP one certificate representing a 0.99% interest in the 1999-A SUBI Assets (the "HTB LP/HTC LP 1999-A SUBI Certificate") and one certificate representing a 0.01% interest in the 1999-A SUBI Assets (the "HTB LP/HTD LP 1999-A SUBI Certificate" and, together with the HTA LP/HTC LP 1999-A SUBI Certificate, the HTA LP/HTD LP 1999-A SUBI Certificate and the HTB LP/HTC LP 1999-A SUBI Certificate, the "HTA LP/HTB LP 1999-A SUBI Certificates").

                  D. Pursuant to the 1999-A SUBI Supplement, the parties hereto and thereto desire that, concurrently herewith, U.S. Bank, as securities intermediary (as defined in Section 8-102 of the UCC) (in such capacity, the "1999-A Securities Intermediary"), establish two securities accounts (as defined in Section 8-501 of the UCC) as follows: (i) a securities account in the name of and for the benefit of HTA LP (the "HTA LP 1999-A SUBI Securities Account") pursuant to that certain 1999-A Securities Accounts Control Agreement, dated as of July 1, 1999, among HTA LP, HTB LP, HTC LP, HTD LP, the 1999-A Owner Trustee, the 1999-A Indenture Trustee, the 1999-A Residual Value Insurance Co-Trustee and the 1999-A Securities Intermediary (the "1999-A Securities Accounts Control Agreement"), into which the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate will be transferred and held until such time as HTA LP directs the 1999-A Securities Intermediary to debit the HTA LP 1999-A SUBI Securities Account to reflect the transfer of the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate pursuant to a Securitization and (ii) a securities account in the name of and for the benefit of HTB LP (the "HTB LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate will be transferred and held until such time as HTB LP directs the 1999-A Securities Intermediary to debit the HTB LP 1999-A SUBI Securities Account to reflect the transfer of the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate pursuant to a Securitization.

                  E. Concurrently herewith, the Origination Trustee, on behalf of the Origination Trust, and the Servicer are entering into the 1999-A Servicing Supplement, dated as of July 1, 1999 (as amended, supplemented or restated from time to time, the "1999-A Servicing Supplement") pursuant to which, among other things, the terms of the Origination Trust Agreement and the Servicing Agreement, dated April 1, 1998, by and among the UTI Beneficiaries, the Servicer and the Origination Trust will be supplemented insofar as they apply solely to the servicing of the 1999-A SUBI Sub-Trust created by the 1999-A SUBI Supplement to provide for further specific servicing obligations that will benefit the SUBI Beneficiaries with respect to the 1999-A SUBI created by the 1999-A SUBI Supplement.

                  F. Concurrently herewith, the UTI Beneficiaries, HTC LP and HTD LP are entering into that certain 1999-A SUBI Certificates Purchase and Sale Agreement, dated as of July 1, 1999 (the "1999-A SUBI Certificates Purchase and Sale Agreement"), pursuant to which the UTI Beneficiaries will sell, without recourse, to HTC LP and HTD LP, all of their respective right, title and interest in and to the 1999-A SUBI Assets and the HTA LP/HTB LP 1999-A SUBI Certificates, all monies due thereon and paid thereon in respect thereof and the right to realize on any property that may be deemed to secure the interest in the 1999-A SUBI Assets, and all proceeds thereof from and after July 1, 1999. In connection therewith, and concurrently herewith and therewith, (1) HTA LP will transfer (a) the HTA LP/HTC LP 1999-A SUBI Certificate to HTC LP and (b) the HTA LP/HTD LP 1999-A SUBI Certificate to HTD LP, and (2) HTB LP will transfer (a) the HTB LP/HTC LP 1999-A SUBI Certificate to HTC LP and (b) the HTB LP/HTD LP 1999-A SUBI Certificate to HTD LP, all consideration of the pro rata cash payment to the UTI Beneficiaries of an amount equal to the Aggregate Net Investment Value of the 1999-A SUBI Assets at the close of business on June 30, 1999 (the "Cutoff Date"), based on their respective share of the 1999-A SUBI Assets less the cost and expenses of the Securitization and the value of any securities issued in connection with the Securitization and retained by HTC LP and HTD LP.

                  G. Concurrently herewith, HTC LP and HTD LP will submit the HTA LP/HTB LP 1999-A SUBI Certificates to the Origination Trustee and direct the Origination Trustee to issue four new SUBI Certificates as follows: (i) one certificate to HTC LP representing a 98.802% beneficial interest in the 1999-A SUBI Assets (the "HTC LP 1999-A SUBI Certificate"), (ii) one certificate to HTD LP representing a 0.998% beneficial interest in the 1999-A SUBI Assets (the "HTD LP 1999-A SUBI Certificate" and, together with the HTC LP 1999-A SUBI Certificate, the "1999-A SUBI Certificates"), (iii) one certificate to HTC LP representing a 0.198% beneficial interest in the 1999-A SUBI Assets (the "HTC LP Retained 1999-A SUBI Certificate") and (iv) one certificate to HTD LP representing a 0.002% beneficial interest in the 1999-A SUBI Assets (the "HTD LP Retained 1999-A SUBI Certificate" and, together with the HTC LP Retained 1999-A SUBI Certificate, the "Retained 1999-A SUBI Certificates"). The 1999-A SUBI Certificates shall be exclusive of proceeds of the Residual Value Insurance Policy or other residual value insurance policies relating to the 1999-A Contracts and 1999-A Leased Vehicles.

                  H. Concurrently herewith, pursuant to the 1999-A SUBI Supplement, the parties thereto have agreed to cause the Origination Trustee to create and issue to or to the order of (i) HTA LP one certificate (the "HTA LP/HTC LP 1999-A Residual Value Insurance Certificate") representing a 98.01% interest in the proceeds of the Residual Value Insurance Policy and any other residual value insurance policy, in each case to the extent that such proceeds relate to the 1999-A Contracts and the 1999-A Leased Vehicles and net of any loss adjustment expenses that may be offset against such proceeds (the "1999-A Residual Value Insurance Proceeds"); (ii) HTA LP one certificate representing a 0.99% interest in the 1999-A Residual Value Insurance Proceeds (the "HTA LP/HTD LP 1999-A Residual Value Insurance Certificate"); (iii) HTB LP one certificate representing a 0.99% interest in the 1999-A Residual Value Insurance Proceeds (the "HTB LP/HTC LP 1999-A Residual Value Insurance Certificate"); and (iv) HTB LP one certificate representing a 0.01% interest in the 1999-A Residual Value Insurance Proceeds (the "HTB LP/HTD LP 1999-A Residual Value Insurance Certificate" and, together with the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate, the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate, the "1999-A Residual Value Insurance Certificates").

                  I. Concurrently herewith, pursuant to the 1999-A SUBI Certificates Purchase and Sale Agreement, the parties thereto have agreed that HTA LP and HTB LP will transfer, without recourse, to HTC LP and HTD LP all of their respective right, title and interest in and to the 1999-A Residual Value Insurance Proceeds and the 1999-A Residual Value Insurance Certificates, all monies due thereon and paid thereon in respect thereof and all proceeds thereof. In connection therewith, and concurrently herewith and therewith, (1) HTA LP will transfer (a) the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate to HTC LP and (b) the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate to HTD LP, and (2) HTB LP will transfer (a) the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate to HTC LP and (b) the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate to HTD LP, all consideration of the delivery by HTC LP and HTD LP to HTA LP and HTB LP of the HTC LP Insurance Premium Subordinated Notes and the HTD LP Insurance Premium Subordinated Notes.

                  J. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of HTC LP (the "HTC LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTC LP 1999-A SUBI Certificate and the HTC LP Retained 1999-A SUBI Certificate will initially be transferred and held until such time as HTC LP directs the 1999-A Securities Intermediary to debit the HTC LP 1999-A SUBI Securities Account to reflect the transfer of the HTC LP 1999-A SUBI Certificate relating to a Securitization involving the 1999-A SUBI.

                  K. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of HTD LP (the "HTD LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTD LP 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate will initially be transferred and held until such time as HTD LP directs the 1999-A Securities Intermediary to debit the HTD LP 1999-A SUBI Securities Account to reflect the transfer of the HTD LP 1999-A SUBI Certificate relating to a Securitization involving the 1999-A SUBI.

                  L. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of the 1999-A Securitization Trust (the "99.8% 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTC LP 1999-A SUBI Certificate will be transferred from the HTC LP 1999-A SUBI Securities Account and the HTD LP 1999-A SUBI Certificate will be transferred from the HTD LP 1999-A SUBI Securities Account, respectively, and held until such time as the 1999-A Owner Trustee directs the 1999-A Securities Intermediary to debit the 99.8% 1999-A SUBI Securities Account to reflect the transfer of the HTC LP 1999-A SUBI Certificate and the HTD LP 1999-A SUBI Certificate to the 1999-A Securitization Trust relating to the Securitization involving the 1999-A SUBI.

                  M. Concurrently herewith, the 1999-A Residual Value Insurance Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust (the "1999-A Residual Value Insurance Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which (1) the HTA LP/HTC LP

1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate will be transferred from the HTC LP 1999-A SUBI Securities Account and (2) the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate will be transferred from the HTD LP 1999-A SUBI Securities Account.

                  N. Concurrently herewith, HTC LP, HTD LP, U.S. Bank, as owner trustee (in such capacity, the "1999-A Owner Trustee"), The Bank of New York, as indenture trustee ("1999-A Indenture Trustee") and Wilmington Trust Company, as Delaware owner trustee (the "Delaware Owner Trustee"), are entering into that certain securitization trust agreement, dated as of July 1, 1999 (the "1999-A Securitization Trust Agreement") to continue the securitization trust (the "1999-A Securitization Trust") created pursuant to the Trust Agreement, dated as of March 4, 1999 by and among HTC LP, the 1999-A Owner Trustee and the Delaware Trustee and by the filing of the Certificate of Trust of the 1999-A Securitization Trust with the Secretary of State of the State of Delaware on March 4, 1999, pursuant to which HTC LP and HTD LP will transfer to the 1999-A Securitization Trust the 1999-A SUBI Certificates and, in exchange therefor, the 1999-A Securitization Trust will pledge the 1999-A SUBI Certificates to the 1999-A Indenture Trustee in connection with the Securitization pursuant to the Indenture and will issue the Certificates and deliver the Notes representing interests in the 1999-A Securitization Trust in respect of the 1999-A Note Securitization Trust which will be secured by the 1999-A SUBI Certificates. The HTC LP Retained 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate will be retained by HTC LP and HTD LP, respectively.

                  O. Concurrently herewith, and pursuant to the 1999-A Securitization Trust Agreement, HTC LP and HTD LP will transfer, without recourse, to the 1999-A Residual Value Insurance Co-Trust all of their respective right, title and interest in and to the 1999-A Residual Value Insurance Proceeds and the 1999-A Residual Value Insurance Certificates, in consideration of the delivery by the 1999-A Residual Value Insurance Co-Trust to HTC LP and HTD LP of the Co-Trust Insurance Premium Subordinated Notes.

                  P. The parties hereto desire that, pursuant to this Indenture, the 1999-A Indenture Trustee will issue the Notes and the Issuer will grant a security interest in all of the assets held by the Issuer (excluding any interest in respect of the 1999-A Residual Value Insurance Co-Trust), including the 1999-A SUBI Certificates, to the 1999-A Indenture Trustee to secure the Issuer's obligations under this Indenture.

                  Q. The notes, to be known as 5.445% Auto Lease Asset Backed Notes, Class A-1 (the "Class A-1 Notes"), 5.875% Auto Lease Asset Backed Notes, Class A-2 (the "Class A-2 Notes"), 6.100% Auto Lease Asset Backed Notes, Class A-3 (the "Class A-3 Notes"), 6.450% Auto Lease Asset Backed Notes, Class A-4 (the "Class A-4 Notes"), 6.650% Auto Lease Asset Backed Notes, Class A-5 (the "Class A-5 Notes" and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, the "Class A Notes"), 6.650% Auto Lease Asset Backed Notes, Class B (the "Class B Notes") and 6.900% Auto Lease Asset Backed Notes, Class C (the "Class C Notes" and, together with the Class A Notes and Class B Notes, the "Notes"), and the certificate of authentication for the Notes, are to be substantially in the forms set forth in Exhibits A, B and C attached hereto, as applicable, with such variations as are permitted in this Indenture.




                                 GRANTING CLAUSE

         The Issuer hereby Grants to the 1999-A Indenture Trustee on behalf of the 1999-A Securitization Trust at the Closing Date, on behalf of and for the benefit of the Noteholders, without recourse, all of the Issuer's right, title and interest, whether now existing or hereinafter acquired or arising in, to and under (i) the 1999-A SUBI Certificates, the rights in and benefits of the 1999-A SUBI Interest evidenced by the 1999-A SUBI Certificates and all monies due thereon and paid thereon or in respect thereof; (ii) the right to realize upon any property that may be deemed to secure the foregoing; (iii) all rights accruing to any holder of a 1999-A SUBI Certificate as a third-party beneficiary under the Origination Trust Agreement, the 1999-A SUBI Supplement, the Servicing Agreement and the 1999-A Servicing Supplement; (iv) all rights of HTC LP, as transferee under the 1999-A SUBI Certificates Purchase and Sale Agreement with respect to the HTC LP 1999-A SUBI Certificate; (v) all rights of HTD LP, as transferee under the 1999-A SUBI Certificates Purchase and Sale Agreement with respect to the HTD LP 1999-A SUBI Certificate; (vi) all rights of the Issuer as a third party beneficiary of the Administration Agreement; (vii) the 1999-A SUBI Accounts (excluding the 1999-A Certificate Distribution Account), including the Reserve Fund; and (viii) all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds (excluding proceeds from the Residual Value Insurance Policy or other residual value insurance policies received with respect to the 1999-A Leased Vehicles and 1999-A Contracts), condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and all other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction (subject to the provisions with respect to payments of interest on, and principal of, the Notes as set forth in the 1999-A Securitization Trust Agreement), and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The 1999-A Indenture Trustee, as 1999-A Indenture Trustee on behalf of the Noteholders, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties as required in this Indenture to the end that the interests of the Noteholders may be adequately and effectively protected.

                                   ARTICLE ONE
                                   DEFINITIONS

         Section 1.01 DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement of Definitions dated as of July 1, 1999, by and among HVT, Inc., a Delaware corporation, as origination trustee, Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee, U.S. Bank National Association, a national banking association, as trust agent and as owner trustee, American Honda Finance Corporation, as servicer, Wilmington Trust Company, as Delaware owner trustee, The Bank of New York, as indenture trustee, Honda Titling A L.P., a Delaware limited partnership, Honda Titling B L.P., a Delaware limited partnership, Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership; PROVIDED, HOWEVER, in the event of any conflict between a definition set forth both herein and the Agreement of Definitions, the definition set forth herein shall prevail.

         Section 1.02 INTERPRETIVE PROVISIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Indenture include, as appropriate, all genders and the plural as well as the singular, (ii) references to this Indenture include all Exhibits and Schedules hereto, (iii) references to words such as "herein", "hereof" and the like shall refer to this Indenture as a whole and not to any particular part, Article or Section within this Indenture, (iv) references to a section such as "Section 2.01" or an Article such as "Article Two" shall refer to the applicable Section or Article of this Indenture, (v) the term "include" and all variations thereof shall mean "include without limitation", (vi) the term "or" shall mean "and/or", (vii) the term "proceeds" shall have the meaning ascribed to such term in the UCC, (viii) the phrase "Origination Trustee, acting on behalf of the Origination Trust," or words of similar import, shall be deemed to refer to the Origination Trustee, acting on behalf of the Honda Lease Trust and all beneficiaries thereof, and (ix) the phrase "1999-A Owner Trustee, acting on behalf of the 1999-A Securitization Trust," or words of similar import, shall be deemed to refer to the 1999-A Owner Trustee, acting on behalf of the Honda Auto Lease Trust 1999-A and all beneficiaries thereof.

                                   ARTICLE TWO
                                    THE NOTES

         Section 2.01 FORM GENERALLY. The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes, and the certificates of authentication thereon, shall be in substantially the form set forth in Exhibit A, the Class B Notes, and the certificates of authentication thereon, shall be in substantially the form set forth in Exhibit B, and the Class C Notes, and the certificates of authentication thereon, shall be in substantially the form set forth in Exhibit C, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification including CUSIP Numbers and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The Notes shall be typed, printed, lithographed, engraved or produced by any combination of these methods on steel engraved borders, or may be produced in any other manner as may, consistently herewith, be accepted by the Responsible Officer of the 1999-A Owner Trustee executing such Notes on behalf of the 1999-A Securitization Trust, as evidenced by their execution thereof.

         Section 2.02 DENOMINATIONS.

         (a) Subject to Section 2.12 hereof, the Notes will be issued in book-entry form.

         (b) The 1999-A Indenture Trustee shall, upon Issuer Order, authenticate and deliver for original issue the following aggregate principal amount of
Notes: (i) $380,000,000 of Class A-1 Notes, (ii) $360,000,000 of Class A-2
Notes, (iii) $400,000,000 of Class A-3 Notes, (iv) $1,000,000,000 of Class A-4
Notes, (v) $807,000,000 of Class A-5 Notes, (vi) $66,000,000 of Class B Notes and (vii) $66,000,000 of Class C Notes. The aggregate principal amount of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class B Notes and Class C Notes outstanding at any time may not exceed such respective amounts, except as provided in Sections 2.04 and 2.05 hereof.

         (c) The Notes shall be issuable on the Closing Date in minimum denominations of $1,000 and integral multiples in excess thereof; PROVIDED, HOWEVER, that on the Closing Date, one Class A-1 Note, one Class A-2 Note, one Class A-3 Note, one Class A-4 Note, one Class A-5 Note, one Class B Note and one Class C Note may be issued in a denomination that includes any remaining portion of the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance, the Initial Class A-5 Note Balance, the Initial Class B Note Balance and the Initial Class C Note Balance, respectively (each, a "Residual Note").

         Section 2.03 EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Notes shall be executed on behalf of the Issuer by a Responsible Officer of the 1999-A Owner Trustee, which signature may be manual or in facsimile. Notes bearing the manual or facsimile signature of individuals who were at the time of execution Responsible Officers of the 1999-A Owner Trustee shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.

         At any time and from time to time after the execution and delivery of this Indenture and the collateral assignment to the 1999-A Indenture Trustee of the portion of the 1999-A Securitization Trust Estate to be Granted to the 1999-A Indenture Trustee on the Closing Date, the Issuer may deliver Notes executed by the Issuer, and upon Issuer Order the 1999-A Indenture Trustee shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.

         Notes that are authenticated and delivered by the 1999-A Indenture Trustee or the Authenticating Agent to or upon the order of the Issuer on the Closing Date shall be dated as of the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for in Exhibits A, B and C, executed by the 1999-A Indenture Trustee or the Authenticating Agent by the manual signature of one of its Responsible Officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.04 REGISTRATION OF NOTES. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable procedures as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The 1999-A Indenture Trustee is hereby initially appointed "Note Registrar" for the purposes of maintaining the Note Register and registering Notes and transfers of Notes as herein provided, and the 1999-A Indenture Trustee hereby accepts such appointment. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         If a Person other than the 1999-A Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the 1999-A Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register. Under such circumstances, the 1999-A Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the 1999-A Indenture Trustee shall have the right to conclusively rely (absent manifest error) upon a certificate executed on behalf of the Note Registrar by a Responsible Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, provided that the requirements of Section 8-401 of the UCC are met, a Responsible Officer of the 1999-A Owner Trustee, on behalf of the Issuer, shall execute, and the 1999-A Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

         At the option of any Noteholder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, provided that the requirements of Section 8-401 of the UCC are met, a Responsible Officer of the 1999-A Owner Trustee, on behalf of the Issuer, shall execute, and the 1999-A Indenture Trustee shall authenticate and deliver, the Notes that the Noteholder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the 1999-A Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form and substance satisfactory to the Issuer and the 1999-A Indenture Trustee, duly executed by the Noteholder thereof or its attorney-in-fact duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         The preceding provisions of this Section 2.04 notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of (a) any Note selected for redemption or (b) any Note for a period of 15 days preceding the due date for any payment with respect to such Note.

         Section 2.05 MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If (a) any mutilated Note is surrendered to the 1999-A Indenture Trustee, or the Issuer and the 1999-A Indenture Trustee receive evidence to their reasonable satisfaction of the mutilation, destruction, loss or theft of any Note, (b) there is delivered to the Issuer and the 1999-A Indenture Trustee such security or indemnity as may be required by them to save each of them harmless and (c) the requirements of Section 8-405 of the UCC are met, then, in the absence of notice to the Issuer, the Note Registrar or the 1999-A Indenture Trustee that such Note has been acquired by a Protected Purchaser, the 1999-A Owner Trustee, on behalf of the Issuer, shall execute, and upon receipt of an Issuer Request the 1999-A Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class of the same tenor and principal amount (expressed in terms of the principal amount on the date the original Note was first issued and authenticated) bearing a number not contemporaneously outstanding; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, the Issuer may, instead of issuing a replacement Note, pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a Protected Purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the 1999-A Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a Protected Purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the 1999-A Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section 2.05, the Issuer or the 1999-A Indenture Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the 1999-A Indenture Trustee and the Note Registrar) connected therewith.

         Every replacement Note issued pursuant to this Section 2.05 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by any Person, and shall be entitled to all the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

         The provisions of this Section 2.05 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 2.06 PERSONS DEEMED OWNERS. Prior to due presentment for registration of transfer of any Note, the 1999-A Owner Trustee, the Issuer, the 1999-A Indenture Trustee and any agent of the Issuer or the 1999-A Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of the principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Issuer nor the 1999-A Indenture Trustee nor any agent of the Issuer or the 1999-A Indenture Trustee shall be affected by notice to the contrary.

         Section 2.07 PAYMENT OF INTEREST AND PRINCIPAL; PRINCIPAL AND INTEREST RIGHTS PRESERVED.

         (a) Each class of Notes shall accrue interest at the related Note Rate, and such interest together with principal shall be payable on each Distribution Date as specified therein, subject to Section 3.01. Any installment of interest and principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Distribution Date (i) by check mailed first-class, postage prepaid, to such Person's address as it appears in the Note Register on such Record Date, (ii) if DTC, its nominee or a Clearing Agency is such Person, unless Definitive Notes have been issued pursuant to Section 2.12, by wire transfer of immediately available funds to the account designated by DTC, its nominee or such Clearing Agency, as applicable, or (iii) with respect to a registered owner of Class B Notes having an aggregate initial denomination of $1,000 or multiples thereof or a registered owner of Class C Notes having an aggregate initial denomination of $1,000 or multiples thereof, upon written instructions received by the 1999-A Indenture Trustee not later than five days prior to the related Record Date, by wire transfer of immediately available funds to an account maintained by such Person at a depositary institution in the United States having appropriate facilities therefor; PROVIDED, HOWEVER, that the final payment of principal of and interest payable with respect to any Class A Note, Class B Note or Class C Note on a Distribution Date, a Redemption Date or the related Final Scheduled Distribution Date, as the case may be (and except for the Redemption Price for any Note called for redemption pursuant to

Section 10.01), shall be payable as provided in subsection (b) of this Section
2.07. Any funds represented by any checks returned undelivered shall be held in accordance with Section 3.03.

         Any payments on the Notes and checks for amounts that include principal of a Note shall be paid to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date or, if such payment is to be paid by wire transfer, to the Person entitled thereto at the wire transfer account as specified in clause (a)(ii) or (a)(iii) of this
Section 2.07, in either case without requiring that such Note be submitted for notation of payment. Any reduction in the principal amount of a Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not noted thereon.

         (b) Principal of and interest on each Note shall be payable in accordance with Section 3.03 of the 1999-A Securitization Trust Agreement, but no later than the Class A-1 Final Distribution Date, Class A-2 Final Distribution Date, Class A-3 Final Distribution Date, Class A-4 Final Distribution Date, Class A-5 Final Distribution Date, Class B Final Distribution Date or Class C Final Distribution Date, as applicable, unless such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. The final payment of principal of and interest on each Note (or the payment of the Redemption Price thereof in the case of a Note called for redemption pursuant to Article Ten) shall be payable only upon presentation and surrender thereof on or after the Final Scheduled Distribution Date for the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class B Notes or Class C Notes, as applicable, at the Corporate Trust Office of the 1999-A Indenture Trustee or at the office of any Paying Agent. All principal payments on each Class of Notes shall be made in accordance with the provisions of the 1999-A Securitization Trust Agreement. The 1999-A Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date immediately preceding the Distribution Date on which the Issuer expects that the final payment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to the Final Scheduled Distribution Date of the Class of such Note, shall specify that such final payment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment. Notices in connection with redemption of Notes shall be mailed to Noteholders as provided in Section 10.02. In addition the 1999-A Indenture Trustee shall notify each Rating Agency upon the final payment of principal of and interest on each Class of Notes and upon the termination of the 1999-A Securitization Trust, in each case pursuant to Section 7.01 of the 1999-A Securitization Trust Agreement.

         (c) No further interest will accrue with respect to any Note from and after the final Distribution Date with respect thereto.

         (d) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Rate in any lawful manner. The Issuer may pay such defaulted interest to the Persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such special record date and related payment date, and, at least 15 days before any such special record date, the Issuer shall mail to each Noteholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

         (e) The rights of the Class B Noteholders and the Class C Noteholders shall be and hereby are subordinated to the rights of the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders and the Class A-5 Noteholders to the extent provided in Section 3.03 of the 1999-A Securitization Trust Agreement and Section 5.04(b) of this Indenture. In addition, the rights of the Class C Noteholders shall be and hereby are subordinated to the rights of the Class B Noteholders to the extent provided in
Section 3.03 of the 1999-A Securitization Trust Agreement.

         (f) Subject to the foregoing provisions of this Section 2.07, each Note delivered under this Indenture upon registration of transfer or in exchange for or in lieu of any other Note shall carry the rights to unpaid principal and interest, if any, that were carried by such other Note.

         Section 2.08 CANCELLATION. All Notes surrendered for payment, registration of transfer or exchange or redemption shall, if surrendered to any Person other than the 1999-A Indenture Trustee, be delivered to the 1999-A Indenture Trustee and shall be promptly cancelled by the 1999-A Indenture Trustee. The Issuer may at any time deliver to the 1999-A Indenture Trustee for cancellation any Note previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the 1999-A Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.08, except as expressly permitted by this Indenture. All cancelled Notes held by the 1999-A Indenture Trustee shall be disposed of by the 1999-A Indenture Trustee in its customary manner, unless the Issuer shall direct by an Issuer Order that they be returned to the Issuer.

         Section 2.09 AUTHENTICATION AND DELIVERY OF NOTES. The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is limited to an amount equal to the Initial Note Balance, except for Notes authenticated and delivered upon registration of transfer or in exchange for, or in lieu of, other Notes pursuant to Sections 2.04 or 2.05.

         Notes complying with the foregoing requirements may from time to time be executed by the Issuer and delivered to the 1999-A Indenture Trustee for authentication, and the same shall be authenticated and delivered by the 1999-A Indenture Trustee upon Issuer Request.

         Section 2.10 BOOK-ENTRY NOTES. Unless otherwise specified, the Notes (except for any Residual Notes), upon original issuance, will be issued in the form of one or more typewritten Notes representing the Book-Entry Notes, to be delivered to the 1999-A Indenture Trustee, as agent for DTC, the initial Clearing Agency, by, or on behalf of, the Issuer. The Notes delivered to DTC evidencing the Book-Entry Notes shall initially be registered on the Note Register in the name of Cede, and no Note Owner will receive a definitive Note representing such Note Owner's interest in the Notes, except as provided in
Section 2.12. Subject to Section 2.12, unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to Section 2.12:

                  (a) the provisions of this Section 2.10 shall be in full force and effect;

                  (b) the Issuer, HTC LP, HTD LP, the Servicer, the Note Registrar and the 1999-A Indenture Trustee may deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

                  (c) to the extent that the provisions of this Section 2.10 conflict with any other provisions of this Indenture, the provisions of this Section 2.10 shall control;

                  (d) the rights of Note Owners of the Notes shall be exercised only through (or through procedures established by) the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants and, unless and until Definitive Notes are issued pursuant to Section 2.12, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Notes to such Clearing Agency Participants; and

                  (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of the Notes evidencing a specified aggregate Percentage Interest of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage (if and to the extent that it will act on behalf of Note Owners and/or Clearing Agency Participants) only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in such Notes and has delivered such instructions to the 1999-A Indenture Trustee.

         Section 2.11 NOTICES TO THE CLEARING AGENCY. Whenever notice or other communication to any Noteholder is required under this Indenture, unless and until Definitive Notes shall have been issued to the Note Owners pursuant to
Section 2.12, the 1999-A Indenture Trustee and the Servicer shall give all such notices and communications specified herein to be given to any or all such Noteholders to the Clearing Agency, and shall have no obligation to the Note Owners.

         Section 2.12 DEFINITIVE NOTES. If (i)(A) the Administrator advises the 1999-A Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge the Clearing Agency's responsibilities with respect to the Notes and (B) neither the 1999-A Indenture Trustee nor the Administrator is able to locate a qualified successor, (ii) the Administrator, at its option, advises the 1999-A Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of an Event of Default or 1999-A Servicer Termination Event, Note Owners representing beneficial interests in the Notes aggregating at least a majority of the Outstanding Amount of such Notes, voting together as a single Class, advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Note Owners of each related Class of Notes and the 1999-A Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to such Note Owners requesting the same. Upon surrender to the 1999-A Indenture Trustee of the Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall issue, and the 1999-A Indenture Trustee shall authenticate, the Definitive Notes and deliver such Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, HTC LP, HTD LP, the Servicer, the Note Registrar or the 1999-A Indenture Trustee shall be liable for any delay in delivery of such instructions and each such Person may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Notes, the 1999-A Indenture Trustee shall recognize the holders of such Definitive Notes as Noteholders hereunder. The 1999-A Indenture Trustee shall not be liable if the 1999-A Indenture Trustee or the Issuer is unable to locate a qualified successor to DTC.

         Section 2.13 TAX TREATMENT. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for all purposes, including federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the 1999-A Securitization Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner, by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for all purposes, including for federal, state and local income, single business and franchise tax purposes, as indebtedness of the Issuer.

         Section 2.14 RELEASE OF COLLATERAL. Subject to Section 11.01 and the terms of the other 1999-A Securitization Documents, the 1999-A Indenture Trustee shall release property from the Lien of this Indenture only upon receipt of an Issuer Order accompanied by an Officer's Certificate, an Opinion of Counsel and Independent certificates in accordance with TIA Sections 314(c) and 314(d)(i) or an Opinion of Counsel in lieu of such Independent certificates to the effect that the TIA does not require any such Independent certificates.

                                  ARTICLE THREE
                          COVENANTS AND REPRESENTATIONS

         Section 3.01 PAYMENT OF NOTES. The Issuer will cause to be duly and punctually paid the principal of and interest on the Notes in accordance with the terms of the Notes, the 1999-A Securitization Trust Agreement, this Indenture and the other 1999-A Securitization Documents. Without limiting the foregoing, subject to the terms and conditions of the 1999-A Securitization Documents, the Issuer will cause to be distributed all amounts on deposit in the 1999-A Note Distribution Account in accordance with Section 3.03 of the 1999-A Securitization Trust Agreement. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         Section 3.02 MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the 1999-A Indenture Trustee to serve as its agent for the foregoing purposes. The

Issuer will give prompt written notice to the 1999-A Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the 1999-A Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the 1999-A Indenture Trustee as its agent to receive all such surrenders, notices and demands, provided that the 1999-A Indenture Trustee shall not serve as an agent or office for the purpose of service of process on behalf of the Issuer.

         Section 3.03 MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST. As provided in Sections 5.04 and 8.02, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the 1999-A SUBI Accounts (excluding the 1999-A Certificate Distribution Account) pursuant to
Section 8.02 shall be made on behalf of the Issuer by the 1999-A Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from any 1999-A SUBI Account (excluding the 1999-A Certificate Distribution Account) for payments of the Notes shall be paid over to the Issuer except as provided in the 1999-A Securitization Documents.

         On or before the Business Day immediately preceding each Distribution Date and Redemption Date, the 1999-A Owner Trustee, on behalf of the Issuer, shall deposit or cause to be deposited in the 1999-A Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes as set forth in the 1999-A Securitization Trust Agreement, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the 1999-A Indenture Trustee) shall promptly notify the 1999-A Indenture Trustee of its action or failure to act.

         The Issuer will cause each Paying Agent other than the 1999-A Indenture Trustee to execute and deliver to the 1999-A Indenture Trustee an instrument in which such Paying Agent shall agree with the 1999-A Indenture Trustee (and if the 1999-A Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (b) give the 1999-A Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which the 1999-A Indenture Trustee has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (c) at any time during the continuance of any such default, upon the written request of the 1999-A Indenture Trustee, forthwith pay to the 1999-A Indenture Trustee all sums so held in trust by such Paying Agent;

                  (d) immediately resign as a Paying Agent and forthwith pay to the 1999-A Indenture Trustee all sums held by it in trust for the payment of the Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (e) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the 1999-A Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the 1999-A Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the 1999-A Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the 1999-A Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust, upon receipt of an Issuer Request, and shall be paid to the Issuer (or, after termination of the Issuer, to HTC LP and HTD LP) and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer (or, after termination of the Issuer, to HTC LP and HTD LP) for payment thereof (but only to the extent of the amounts so paid to the Issuer (or, after termination of the Issuer, to HTC LP and HTD LP)), and all liability of the 1999-A Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the 1999-A Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to or for the account of the Issuer or to HTC LP and HTD LP, as applicable. The 1999-A Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such payment by the 1999-A Indenture Trustee to the Issuer (or, after termination of the Issuer, to HTC LP and HTD LP) (including mailing notice of such payment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from records of the 1999-A Indenture Trustee or any Paying Agent, at the last address of record for each such Holder).

         Section 3.04 EXISTENCE. The Issuer will keep in full force and effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor issuer hereunder is or becomes, organized under the laws of any other State of the United States, in which case the Issuer will keep in full force and effect its existence, rights and franchises under the laws of such other jurisdiction) and the Issuer will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and each instrument or agreement included in the 1999-A Securitization Trust Estate.

         Section 3.05 PROTECTION OF TRUST ESTATE. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the 1999-A Indenture Trustee on behalf of the Noteholders to be prior to all other Liens in respect of the 1999-A Securitization Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the 1999-A Indenture Trustee on behalf of the Noteholders, a first Lien on and a first priority, perfected security interest in the 1999-A Securitization Trust Estate. The Issuer will from time to time execute, deliver and file all financing statements, continuation statements, instruments of further assurance and other instruments (all as prepared by the Servicer and delivered to the Issuer) reasonably required or necessary to maintain the Lien and security interest created by this Indenture or to protect the 1999-A Securitization Trust Estate generally, and will take such other action necessary or advisable to:

                  (i) Grant more effectively all or any portion of the 1999-A Securitization Trust Estate;

                  (ii) maintain or preserve the Lien and security interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of, or protect the validity of, any Grant made or to be made by this Indenture;

                  (iv) enforce any of the 1999-A Contracts (as set forth in the 1999-A Servicing Supplement);

                  (v) preserve and defend title to the 1999-A Securitization Trust Estate and the rights of the 1999-A Indenture Trustee and the Noteholders in such 1999-A Securitization Trust Estate against the claims of all persons and parties; and

                  (vi) pay all taxes or assessments levied or assessed upon the 1999-A Securitization Trust Estate when due.

         The Issuer hereby designates the 1999-A Indenture Trustee its agent and attorney-in-fact to execute and file any financing statement, continuation statement or other instrument required to be executed pursuant to this Section
3.05. It is understood that in no event will the Issuer be required to take any action to cause any Lien notation on, or any other action with respect to, any Certificate of Title for any 1999-A Leased Vehicle.

         Section 3.06 OPINIONS AS TO TRUST ESTATE.

         (a) Promptly after the execution and delivery of this Indenture, the Issuer shall furnish to the 1999-A Indenture Trustee an Opinion of Counsel to the effect that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to create and continue the 1999-A Indenture Trustee's first priority perfected security interest in the Collateral for the benefit of the Noteholders, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to perfect such security interest.

         (b) Within 90 days after the beginning of each calendar year beginning in the year 2000, the Issuer shall furnish to the 1999-A Indenture Trustee an Opinion of Counsel, dated as of a date during such 90-day period, to the effect that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to create and continue the 1999-A Indenture Trustee's first priority perfected security interest in the Collateral for the benefit of the Noteholders, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to perfect such security interest.

         Section 3.07 PERFORMANCE OF OBLIGATIONS.

         (a) The Issuer will not take any action that would release any Person from any of such Person's material covenants or obligations under any instrument included in the 1999-A Securitization Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument, except as expressly provided in the 1999-A Securitization Documents or any such instrument.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the 1999-A Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

         (c) The Issuer will, and will cause the Administrator to, punctually perform and observe all of its obligations and agreements contained in this Indenture, the other 1999-A Securitization Documents and in the instruments and agreements included in the 1999-A Securitization Trust Estate, including filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the other 1999-A Securitization Documents in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any 1999-A Securitization Document or any provision thereof without the consent of the 1999-A Indenture Trustee or Noteholders representing at least a majority of the Outstanding Amount of the Notes, voting together as a single Class, or such greater percentage as may be specified in the particular provision.

         (d) If the Issuer shall have knowledge of the occurrence of (i) an Event of Default or an Unmatured Event of Default or (ii) a 1999-A Servicer Termination Event, the Issuer shall promptly provide written notice thereof to a Responsible Officer of the 1999-A Indenture Trustee and to each Rating Agency thereof specifying the action, if any, the Issuer is taking in respect of such Event of Default, Unmatured Event of Default or 1999-A Servicer Termination Event.

         (e) As promptly as possible after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to Section 4.01(b) of the Servicing Agreement and Section 11.01 of the 1999-A Servicing Supplement, the Required Related Holders shall appoint a successor Servicer, and such successor Servicer shall accept its appointment by a written assumption in a form acceptable to the 1999-A Indenture Trustee. If a successor Servicer has not been appointed and accepted its appointment at the time the Servicer ceases to act as Servicer, the 1999-A Indenture Trustee without further action shall automatically be appointed the successor Servicer. The 1999-A Indenture Trustee may resign as the successor Servicer by giving written notice of such resignation to the Issuer and in such event will be released from such duties and obligations, such release not to be effective until the date a new servicer enters into a servicing agreement as provided below. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the successor Servicer under the Servicing Agreement and the 1999-A Servicing Supplement. Any successor Servicer other than the 1999-A Indenture Trustee shall (i) be an established financial institution having a net worth of not less than $50,000,000 whose regular business includes the servicing of motor vehicle receivables and (ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Servicing Agreement and the 1999-A Servicing Supplement applicable to the Servicer. If within 30 days after the delivery of the notice referred to above the 1999-A Indenture Trustee shall not have obtained such a new servicer, the 1999-A Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a successor Servicer. In connection with any such appointment, the 1999-A Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Servicing Agreement, and, in accordance with Section 4.01(b) of the Servicing Agreement and Section 11.01 of the 1999-A Servicing Supplement, the Issuer shall enter into an agreement with such successor for the servicing of the 1999-A Securitization Trust Estate (such agreement to be in form and substance satisfactory to the 1999-A Indenture Trustee). If the 1999-A Indenture Trustee shall succeed to the Servicer's duties as servicer of the 1999-A Securitization Trust Estate as provided herein, it shall do so in its individual capacity and not in its capacity as 1999-A Indenture Trustee and, accordingly, the provisions of Article Six shall be inapplicable to the 1999-A Indenture Trustee in its duties as the successor to the Servicer and the servicing of the 1999-A Securitization Trust Estate. If the 1999-A Indenture Trustee shall become a successor to the Servicer under the Servicing Agreement and the 1999-A Servicing Supplement, the 1999-A Indenture Trustee shall be entitled to appoint as Servicer any one of its Affiliates, provided that the 1999-A Indenture Trustee shall be fully liable for the actions and omissions of such Affiliate in such capacity as successor Servicer.

         (f) Upon any termination of the Servicer's rights and powers pursuant to the Servicing Agreement and the 1999-A Servicing Supplement, the Issuer shall promptly notify the 1999-A Indenture Trustee. As soon as a successor Servicer is appointed, the Issuer shall notify the 1999-A Indenture Trustee of such appointment, specifying in such notice the name and address of such successor Servicer.

         Section 3.08 NEGATIVE COVENANTS. So long as any Notes are outstanding, the Issuer shall not:

                  (a) engage in any activities other than financing, acquiring, owning, leasing, selling (subject to the Lien of this Indenture), pledging and managing the 1999-A Securitization Trust Estate in the manner contemplated by this Indenture and the other 1999-A Securitization Documents;

                  (b) except as expressly permitted by the 1999-A Securitization Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the 1999-A Securitization Trust Estate, except as directed to do so by the 1999-A Indenture Trustee;

                  (c) claim any credit on, or make any deduction from, the principal or interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or other applicable federal or state law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any part of the 1999-A Securitization Trust Estate;

                  (d) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby; (ii) permit any Lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the Lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the 1999-A Securitization Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax Liens, mechanics' Liens and other Liens that arise by operation of law, in each case on any of the 1999-A Leased Vehicles and arising solely as a result of an action or omission of the related Lessee); or (iii) permit the Lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax Liens, mechanics' Liens or other Liens arising by operation of law) security interest in the 1999-A Securitization Trust Estate;

                  (e) dissolve or liquidate in whole or in part; or

                  (f) merge or consolidate with any corporation (except as set forth in Section 3.10).

         Section 3.09 STATEMENTS AS TO COMPLIANCE.

         (a) The Issuer will deliver to the 1999-A Indenture Trustee and each Rating Agency, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 2000), an Officer's Certificate stating, as to the Responsible Officer signing such Officer's Certificate, that:

                  (i) a review of the activities of the Issuer during such year (or since the Closing Date in the case of the first such statement) and of the performance by the Issuer under this Indenture has been made under such Responsible Officer's supervision; and

                  (ii) to the best of such Responsible Officer's knowledge, based on such review, the Issuer has fulfilled all its obligations under this Indenture throughout such year (or since the Closing Date in the case of the first such statement), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         (b) In lieu of the certificates and opinions that would be required by
Section 314(d)(1) of the TIA, the Issuer will deliver to the 1999-A Indenture Trustee, within thirty days after June 30 and December 31 of each year, commencing with December 31, 1999, an Officer's Certificate, stating that (i) a review of all releases and reallocations of the 1999-A SUBI Assets during the preceding semi-annual period has been made under the signing officer's supervision; (ii) to the best of such officer's knowledge, all of such releases and reallocations complied with all of the requirements of the relevant provisions of the Indenture and were made in the ordinary course of the business of the Issuer; (iii) all proceeds from the disposition of the related released 1999-A Leased Vehicles were used in the business of the Issuer to make payments on the Notes or as otherwise permitted by this Indenture and the other 1999-A Securitization Documents; and (iv) in such officer's opinion, such releases and reallocations did not impair the security under the Indenture in contravention of the provisions thereof.

         Section 3.10 ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

         (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the 1999-A Indenture Trustee, in form and substance satisfactory to the 1999-A Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other 1999-A Securitization Document on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                  (iii) each Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the 1999-A Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                  (v) any action that is necessary to maintain the Lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the 1999-A Indenture Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no actions will be taken), each stating that such consolidation or merger complies with this Section 3.10(a) and that all conditions precedent provided for herein relating to such transaction have been complied with (including any filing required by the Exchange Act).

(b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the 1999-A Securitization Trust Estate, to any Person (except as expressly permitted by the 1999-A Securitization Documents), unless:

                  (i) the Person that acquires by conveyance or transfer the properties or assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the 1999-A Indenture Trustee, in form and substance satisfactory to the 1999-A Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other 1999-A Securitization Document on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Noteholders, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer from and against any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or, if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                  (iii) each Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the 1999-A Indenture Trustee) to the effect that such transaction will not have any material adverse federal tax consequence to the Issuer or any Noteholder;

                  (v) any action that is necessary to maintain the Lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the 1999-A Indenture Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no actions will be taken), each stating that such conveyance or transfer and such supplemental indenture comply with this
         Section 3.10(b) and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         Section 3.11 SUCCESSOR OR TRANSFEREE.

         (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to and be substituted for, and may exercise every right and power of, the Issuer under this Indenture or the other 1999-A Securitization Documents with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all or substantially all of the properties or assets of the Issuer pursuant to Section 3.10(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the 1999-A Indenture Trustee stating that the Issuer is to be so released.

         Section 3.12 NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, acquiring, purchasing, owning, leasing, selling (subject to the Lien of the Indenture), pledging and managing the 1999-A Securitization Trust Estate in the manner contemplated by this Indenture and the other 1999-A Securitization Documents and activities incidental thereto.

         Section 3.13 NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for (i) the Notes and (ii) any other indebtedness permitted by or arising under the other 1999-A Securitization Documents.

         Section 3.14 SERVICER'S OBLIGATIONS. The Issuer shall cause the Servicer to comply with Article Two of the Servicing Agreement and Article Nine of the 1999-A Servicing Supplement.

         Section 3.15 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by the 1999-A Securitization Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stocks, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         Section 3.16 CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty) except as contemplated by the 1999-A Securitization Documents.

         Section 3.17 REMOVAL OF ADMINISTRATOR. The Issuer shall not remove the Administrator without cause unless each Rating Agency Condition shall have been satisfied in connection with such removal.

         Section 3.18 RESTRICTED PAYMENTS. Except as expressly permitted by the 1999-A Securitization Documents, the Issuer shall not, directly or indirectly,
(i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the 1999-A Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; PROVIDED, HOWEVER, that the Issuer may make, or cause to be made, (a) distributions as contemplated by, and to the extent funds are available for such purpose under, the 1999-A Securitization Trust Agreement, and (b) payments to the 1999-A Indenture Trustee pursuant to Section 1(a)(ii) of the Administration Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from any 1999-A SUBI Accounts except in accordance with this Indenture and the other 1999-A Securitization Documents.

         Section 3.19 FURTHER INSTRUMENTS AND ACTS. Upon request of the 1999-A Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectively the purpose of this Indenture; PROVIDED that this Section 3.19 shall not be deemed to impose any obligations on the 1999-A Indenture Trustee other than those expressly provided for in other provisions of this Indenture.

         Section 3.20 COMPLIANCE WITH LAWS. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other 1999-A Securitization Document.

         Section 3.21 AMENDMENTS OF SERVICING AGREEMENT, 1999-A SERVICING SUPPLEMENT AND 1999-A SECURITIZATION TRUST AGREEMENT. The Issuer shall not agree to any amendment to Section 6.02 of the Servicing Agreement, Section 12.02 of the 1999-A Servicing Supplement or Section 9.01 of the 1999-A Securitization Trust Agreement to eliminate the requirements thereunder that the 1999-A Indenture Trustee or the Noteholders consent to amendments thereto as provided therein.

         Section 3.22 DELIVERY OF 1999-A SUBI CERTIFICATES. On the Closing Date, the Issuer shall deliver or cause to be delivered to the 1999-A Indenture Trustee as security, for the performance and payment of its obligations hereunder, the 1999-A SUBI Certificates.

         Section 3.23 COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND THE 1999-A OWNER TRUSTEE All covenants of the Issuer and the 1999-A Owner Trustee, in its capacity as 1999-A Owner Trustee, in this Indenture are covenants of the Issuer and are not covenants of U.S. Bank in its individual capacity. The 1999-A Owner Trustee is, and any successor 1999-A Owner Trustee under the 1999-A Securitization Trust Agreement will be, entering into this Indenture solely as 1999-A Owner Trustee under the 1999-A Securitization Trust Agreement and not in its respective individual capacity, and neither the 1999-A Owner Trustee nor any such successor 1999-A Owner Trustee shall be personally liable on, or for any loss in respect of, any of the statements, representations, warranties or obligations of the Issuer and the 1999-A Owner Trustee hereunder, except as provided herein, as to all of which the parties hereto agree to look solely to the property of the Issuer.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

         Section 4.01 SATISFACTION AND DISCHARGE OF INDENTURE.

         (a) This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.05, 3.08, 3.10, 3.12, 3.13, 3.19 and 3.21, (v) the
rights, obligations and immunities of the 1999-A Indenture Trustee hereunder (including the rights of the 1999-A Indenture Trustee under Section 6.07 and the obligations of the 1999-A Indenture Trustee under Section 4.02) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the 1999-A Indenture Trustee payable to all or any of them, and the 1999-A Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

         (i) either

                  (A) all Notes theretofore authenticated and delivered (other than (1) Notes that have been mutilated, destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.05, and (2) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the 1999-A Indenture Trustee for cancellation; or

                  (B) all Notes not theretofore delivered to the 1999-A Indenture Trustee for cancellation

                           (1) have become due and payable, or

                           (2) will become due and payable at the Class C Final
                  Distribution Date within one year, or

                           (3) are to be called for redemption pursuant to
                  Article Ten within one year under arrangements satisfactory to the 1999-A Indenture Trustee for the giving of notice of redemption by the 1999-A Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of any of clauses (i)(B)(1),
                  (i)(B)(2) or (i)(B)(3) above, has irrevocably deposited or caused to be irrevocably deposited with the 1999-A Indenture Trustee Cash or direct obligations of or obligations guaranteed by the United States (which will mature prior to the date such amounts are payable), in trust for such purposes, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the 1999-A Indenture Trustee for cancellation, for principal (including all unreimbursed Note Principal Loss Amounts) and interest to the Class A-1 Final Distribution Date, the Class A-2 Final Distribution Date, the Class A-3 Final Distribution Date, the Class A-4 Final Distribution Date, the Class A-5 Final Distribution Date, the Class B Final Distribution Date or the Class C Final Distribution Date, as applicable, or the applicable Redemption Date, as the case may be, and in the case of Notes that were not paid at the Class A-1 Final Distribution Date, the Class A-2 Final Distribution Date, the Class A-3 Final Distribution Date, the Class A-4 Final Distribution Date, the Class A-5 Final Distribution Date, the Class B Final Distribution Date or the Class C Final Distribution Date, as applicable, for all overdue principal and all interest payable on such Notes through the next succeeding Distribution Date therefor, in each case without reliance upon anticipated investment earnings on such Cash, and, if any Notes are to be redeemed prior to the Class A-1 Final Distribution Date, the Class A-2 Final Distribution Date, the Class A-3 Final Distribution Date, the Class A-4 Final Distribution Date, the Class A-5 Final Distribution Date, the Class B Final Distribution Date or the Class C Final Distribution Date, as applicable, the Issuer has made irrevocable arrangements satisfactory to the 1999-A Indenture Trustee for the giving of notice of redemption by the 1999-A Indenture Trustee in the name, and at the expense, of the Issuer;

                  (ii) the Issuer has paid or performed or caused to be paid or performed all amounts and obligations that the Issuer may owe to or on behalf of the 1999-A Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes; and

                  (iii) the Issuer has delivered to the 1999-A Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the 1999-A Indenture Trustee) an Independent certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01(a) and, subject to Section 11.02, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         (b) Notwithstanding the satisfaction and discharge of this Indenture, the provisions of Articles Eight and Nine, the obligations of the 1999-A Indenture Trustee to Noteholders and the Issuer under Section 3.03, of the Issuer to the 1999-A Indenture Trustee under Section 6.07, of the 1999-A Indenture Trustee to Noteholders under Section 4.02, and of the 1999-A Indenture Trustee under Section 6.17, and the provisions of this Indenture with respect to registration of transfers of Notes, replacement of mutilated, destroyed, lost or stolen Notes, and rights to receive payments of principal of and interest on the Notes, shall survive the termination of this Indenture.

         Section 4.02 APPLICATION OF TRUST MONEY. All money deposited with the 1999-A Indenture Trustee pursuant to Section 4.01 shall be held in trust in a segregated non-interest bearing account and applied by the 1999-A Indenture Trustee, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the 1999-A Indenture Trustee may determine, to the Noteholders of the Notes for the payment or redemption of which such monies have been deposited with the 1999-A Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Servicing Agreement, in the 1999-A Servicing Supplement or as required by law.

         Section 4.03 REPAYMENT OF MONIES HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the 1999-A Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the 1999-A Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

         Section 4.04 DURATION OF POSITION OF 1999-A INDENTURE TRUSTEE FOR BENEFIT OF NOTEHOLDERS. Notwithstanding (i) the earlier payment in full of all principal and interest due to the Noteholders under the terms of the Notes of each Class, (ii) the cancellation of such Notes pursuant to Section 3.01, and
(iii) the discharge of the 1999-A Indenture Trustee's duties hereunder with respect to such Notes, the 1999-A Indenture Trustee shall continue to act in the capacity as 1999-A Indenture Trustee hereunder for the benefit of the Noteholders, and the 1999-A Indenture Trustee, for the benefit of the Noteholders, shall comply with its obligations under Sections 7.01, 9.01 and
9.02 of the 1999-A Servicing Supplement, as appropriate, until such time as all distributions in respect of the Notes have been paid in full.

                                  ARTICLE FIVE
                              DEFAULTS AND REMEDIES

         Section 5.01 EVENTS OF DEFAULT. "Event of Default", wherever used herein, means, with respect to the Notes, any one of the following events (whatever the reason for such Event of Default, and whether it shall be voluntary or involuntary, or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default by the Issuer in the payment of any principal of or interest on any Note for a period of five Business Days after any such payment is due;

                  (b) default by the Issuer in the observance or performance in any material respect of any of its covenants or agreements made in this Indenture (other than a default specifically otherwise dealt with in this Section 5.01), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proves to have been incorrect in any material respect as of the time when the same shall have been made, and such default materially and adversely affects the right of the Noteholders and shall continue uncured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the 1999-A Indenture Trustee or to the Issuer and the 1999-A Indenture Trustee by Noteholders representing at least a majority of the Outstanding Amount of the Class A Notes (and, after the Class A Note Balance has been reduced to zero, by Noteholders representing at least a majority of the Outstanding Amount of the Class B Notes and the Class C Notes, voting together as a single Class), a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                  (c) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or all or substantially all of the 1999-A Securitization Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for all or substantially all of the 1999-A Securitization Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

                  (d) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for all or substantially all of the 1999-A Securitization Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

The Issuer shall deliver to a Responsible Officer of the 1999-A Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event that with the giving of notice and the lapse of time would become an Event of Default under clause (b) above, its status and what action the Issuer is taking or proposes to take with respect thereto.

         Section 5.02 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         (a) If an Event of Default pursuant to Section 5.01(a) above should occur and be continuing, then and in every such case the 1999-A Indenture Trustee or Noteholders representing not less than a majority of the Outstanding Amount of the Notes, voting together as a single Class, may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the 1999-A Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. If an Event of Default pursuant to Section 5.01(b) above should occur and be continuing, then and in every such case the 1999-A Indenture Trustee or Noteholders representing at least a majority of the Outstanding Amount of the Class A Notes (and, after the Class A Note Balance has been reduced to zero, Noteholders representing at least a majority of the Outstanding Amount of the Class B Notes and the Class C Notes, voting together as a single Class), may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the 1999-A Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. If an Event of Default pursuant to Section 5.01(c) or (d) above should occur and be continuing, then and in every such case the Notes shall become immediately due and payable automatically without the giving of any notice.

         (b) At any time after such a declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the 1999-A Indenture Trustee as hereinafter provided in this Article, (1) if the Notes have been declared immediately due and payable in connection with an Event of Default pursuant to Section 5.01(a), Noteholders representing 100% of the Outstanding Amount of the Notes, voting together as a single Class, or (2) if the Notes have been declared immediately due and payable in connection with an Event of Default pursuant to Section 5.01(b), Noteholders representing at least a majority of the Outstanding Amount of the Class A Notes (and, after the Class A Note Balance has been reduced to zero, by Noteholders representing at least a majority of the Outstanding Amount of the Class B Notes and the Class C Notes, voting together as a single Class), in either case by written notice to the Issuer and the 1999-A Indenture Trustee, may rescind and annul such declaration and its consequences if:

                  (i) (A) the Issuer has paid or deposited with the 1999-A Indenture Trustee a sum sufficient to pay:

                           (1) all payments of principal of and interest on the
                  Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

                           (2) all sums paid, owed to or advanced by the 1999-A
                  Indenture Trustee hereunder and the reasonable compensation and reasonable and documented expenses, disbursements and advances of the 1999-A Indenture Trustee, its agents and counsel; and

                      (B) all Events of Default, other than the nonpayment
                  of the principal of the Notes that have become due solely by such acceleration, have been cured or waived as provided in
                  Section 5.12; or

                  (ii) the 1999-A Indenture Trustee elects to act in accordance with the provisions of Section 5.05 with respect to the Event of Default that gave rise to such declaration;

PROVIDED, HOWEVER, that, with respect to an Event of Default pursuant to Section 5.01(b) above related to a covenant or provision which cannot be modified without the waiver or consent of 100% of the Noteholders, such Event of Default may only be rescinded and annulled by Noteholders representing 100% of the Outstanding Amount of the Notes, voting together as a single Class.

         (c) No such rescission shall affect any subsequent Event of Default or impair any right consequent thereto.

         Section 5.03 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY 1999-A INDENTURE TRUSTEE.

         (a) The Issuer covenants that, if an Event of Default of the type described in Section 5.01(a) shall occur and be continuing and notice shall have been provided pursuant to Section 5.02(a) (and such Event of Default has not since been annulled or rescinded pursuant to Section 5.02(b)), the Issuer will, upon demand of the 1999-A Indenture Trustee in accordance with the provisions of this Indenture, pay to the 1999-A Indenture Trustee, for the benefit of the Noteholders, (i) the entire unpaid principal amount (including all unreimbursed Note Principal Loss Amounts) of all Notes; (ii) interest on the entire unpaid principal amount of all Notes and interest on any principal and accrued interest on such Notes that was not paid when due, at the applicable Overdue Interest Rate but only to the extent that payments of interest at such rate shall be legally enforceable; and (iii) in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation and reasonable and documented expenses, disbursements and advances of the 1999-A Indenture Trustee and its agents and counsel.

         (b) If the Issuer fails forthwith to pay such amounts upon such demand, the 1999-A Indenture Trustee, in its own name and as 1999-A Indenture Trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Notes and collect the monies adjudged or decreed to be payable in the manner provided by law.

         (c) If an Event of Default occurs and is continuing, the 1999-A Indenture Trustee may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as are necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy.

         (d) If there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the 1999-A Securitization Trust Estate, Proceedings under Title 11 of the United States Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, or liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the 1999-A Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the 1999-A Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.03, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the 1999-A Indenture Trustee (including any claim for reasonable compensation to the 1999-A Indenture Trustee and each predecessor 1999-A Indenture Trustee, and their respective agents and counsel, and for reimbursement of all reasonable and documented expenses and liabilities incurred, and all advances made, by the 1999-A Indenture Trustee and each predecessor 1999-A Indenture Trustee, except as a result of such 1999-A Indenture Trustee's or such predecessor 1999-A Indenture Trustee's negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the 1999-A Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the 1999-A Indenture Trustee or the Noteholders allowed in any Proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the 1999-A Indenture Trustee and, if the 1999-A Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the 1999-A Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation and reasonable and documented expenses, disbursements and advances of the 1999-A Indenture Trustee, each predecessor 1999-A Indenture Trustee and their respective agents and counsel, and any other Capped Indenture Trustee Administrative Expenses due the 1999-A Indenture Trustee and any other Capped Owner Trustee Administrative Expenses due the 1999-A Owner Trustee.

         (e) Nothing contained herein shall be deemed to authorize the 1999-A Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the 1999-A Indenture Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the 1999-A Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the 1999-A Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of reasonable and documented expenses, disbursements and compensation of the 1999-A Indenture Trustee, each predecessor 1999-A Indenture Trustee and their respective agents and counsel, shall be for the ratable benefit of the Noteholders.

         (g) In any Proceedings brought by the 1999-A Indenture Trustee (including any Proceedings involving the interpretation of any provision of this Indenture to which the 1999-A Indenture Trustee shall be a party), the 1999-A Indenture Trustee shall be held to represent all Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         Section 5.04 REMEDIES; PRIORITIES.

         (a) If an Event of Default shall have occurred and be continuing, the 1999-A Indenture Trustee may do any one or more of the following (subject to Sections 5.05 and 5.06):

                  (i) institute Proceedings in its own name as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and the 1999-A Securitization Trust Estate monies adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the 1999-A Securitization Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC or other applicable law, deliver to the 1999-A Securities Intermediary a notice of exclusive control with respect to the 1999-A Securities Accounts Control Agreement and take any other appropriate action to protect and enforce the rights and remedies of the 1999-A Indenture Trustee or the Holders of the Notes hereunder;

                  (iv) subject to Section 5.14, sell the 1999-A Securitization Trust Estate or any portion thereof or rights or interest therein at one or more public or private Sales called and conducted in any manner permitted by law; and

                  (v) as provided in Section 6.15 of the 1999-A Securitization Trust Agreement, direct the 1999-A Owner Trustee with regard to appropriate actions thereunder.

         (b) Except as otherwise provided herein, any money collected by the 1999-A Indenture Trustee pursuant to this Article Five shall be applied in the order provided for Principal Collections and Interest Collections in the 1999-A Securitization Trust Agreement at the date or dates fixed by the 1999-A Indenture Trustee and, in case of the distribution of the entire amount due on account of principal of and any interest on the Notes, upon presentation and surrender thereof; PROVIDED that amounts received upon a Sale (as defined in Section 5.14) of all or any portion of the 1999-A Securitization Trust Estate will be distributed, first, to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class A-5 Notes, ratably, without preference or priority of any kind; and, second, to the Class B Notes and Class C Notes, ratably, without preference or priority of any kind, according to such amounts due and payable on such Notes; and PROVIDED FURTHER that the Servicer, on behalf of the 1999-A Indenture Trustee, shall determine conclusively without liability for such determination the amount of the proceeds of such Sale that are allocable to Interest Collections and the amount of such proceeds that are allocable to Principal Collections.

         Section 5.05 OPTIONAL PRESERVATION OF TRUST ESTATE. Notwithstanding anything in this Indenture to the contrary (including Sections 5.11 and 5.14), if the Notes have been declared due and payable following an Event of Default and such declaration and its consequences shall not have been rescinded and annulled, the 1999-A Indenture Trustee may, but need not, elect to maintain possession of the 1999-A Securitization Trust Estate and apply all amounts receivable with respect to the 1999-A Securitization Trust Estate to the payment of principal of and interest on the Notes pursuant to the terms of the Notes and the 1999-A Securitization Documents as if there had not been a declaration of acceleration of the Maturity of the Notes. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the 1999-A Indenture Trustee shall take such desire into account when determining whether to maintain possession of the 1999-A Securitization Trust Estate. In determining whether to maintain possession of the 1999-A Securitization Trust Estate, the 1999-A Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the 1999-A Securitization Trust Estate for such purpose.

         Section 5.06 LIMITATION ON SUITS.

         (a) No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the 1999-A Indenture Trustee of a continuing Event of Default;

                  (ii) Noteholders representing not less than 25% of the Outstanding Amount of the Notes, voting together as a single Class, have made written request to the 1999-A Indenture Trustee to institute such Proceedings in respect of such Event of Default in its own name as 1999-A Indenture Trustee hereunder;

                  (iii) such Holder or Holders have offered to the 1999-A Indenture Trustee reasonable indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the 1999-A Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

                  (v) no direction inconsistent with such written request has been given to the 1999-A Indenture Trustee during such 60-day period by Noteholders representing a majority of the Outstanding Amount of the Notes, voting together as a single Class;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders (other than the subordination of the Class B Notes and the Class C Notes to the extent set forth in the 1999-A Securitization Documents) or to enforce any right under this Indenture, except in the manner herein provided.

         (b) No Noteholder shall have any right to vote (except as provided in the 1999-A Securitization Documents) or in any manner otherwise control the operation and management of the 1999-A Securitization Trust, or the obligations of the parties to any of the 1999-A Securitization Documents, nor shall any Noteholder be under any liability to any third person by reason of any action taken pursuant to any provision of the 1999-A Securitization Documents. However, in connection with any action as to which Noteholders are entitled to vote or consent under the 1999-A Securitization Documents, the Issuer may set a record date for purposes of determining the identity of Noteholders entitled to vote or consent in accordance with TIA Section 316(c).

         Section 5.07 UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE NOTE PAYMENTS. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payments of the principal of and interest, if any, on such Note on or after the respective due dates therefor as specified in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.08 RESTORATION OF RIGHTS AND REMEDIES. If the 1999-A Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture or any other 1999-A Securitization Document and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the 1999-A Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the 1999-A Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the 1999-A Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.09 RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise expressly provided in Section 2.05, no right or remedy herein conferred upon or reserved to the 1999-A Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.10 DELAY OR OMISSION NOT WAIVER. No delay or omission of the 1999-A Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the 1999-A Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the 1999-A Indenture Trustee or by the Noteholders, as the case may be.

         Section 5.11 CONTROL BY NOTEHOLDERS. Subject to the provisions of Sections 5.06, 6.02(d) and 6.02(e), Noteholders representing a majority of the Outstanding Amount of the Notes, voting together as a single Class, shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the 1999-A Indenture Trustee with respect to the Notes or with respect to exercising any trust power conferred on the 1999-A Indenture Trustee, including the 1999-A Indenture Trustee's power to direct the action of the 1999-A Owner Trustee pursuant to Section 6.15 of the 1999-A Securitization Trust Agreement; PROVIDED that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture or any other 1999-A Securitization Document;

                  (b) subject to the terms of Section 5.14, any direction to the 1999-A Indenture Trustee to sell or liquidate the 1999-A Securitization Trust Estate shall be made by Noteholders representing not less than a majority of the Outstanding Amount of the Notes, voting together as a single Class;

                  (c) if the conditions set forth in Section 5.05 have been satisfied and the 1999-A Indenture Trustee elects to retain the 1999-A Securitization Trust Estate pursuant thereto, then any direction to the 1999-A Indenture Trustee by Noteholders representing less than a majority of the Outstanding Amount of the Notes, voting together as a single Class, to sell or liquidate the 1999-A Securitization Trust Estate shall be of no force or effect; and

                  (d) the 1999-A Indenture Trustee may take any other action deemed proper by the 1999-A Indenture Trustee, that is not inconsistent with such direction.

         Section 5.12 WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the Maturity of the Notes as provided in Section 5.02, Noteholders representing at least a majority of the Outstanding Amount of the Notes, voting together as a single Class, may waive any past Unmatured Event of Default or Event of Default hereunder and its consequences, except an Unmatured Event of Default or Event of Default (i) in the payment of principal of or interest due on any Note, which may only be waived by Noteholders representing 100% of the Outstanding Amount of the Notes, voting together as a single Class,
(ii) in respect of a covenant or provision hereof which under Section 9.02 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected, which may only be waived by Noteholders representing 100% of the Outstanding Amount of the Notes, voting together as a single Class, or (iii) of the type described in Section 5.01(b) (other than as described in clause (ii) hereof), which, so long as any Class A Notes are outstanding, may only be waived by Noteholders representing a majority of the Outstanding Amount of the Class A Notes, and, thereafter, may only be waived by Noteholders representing a majority of the Outstanding Amount of the Class B Notes and the Class C Notes, voting together as a single Class. Upon any such waiver, the Issuer, the 1999-A Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Unmatured Event of Default or Event of Default or impair any right consequent thereto.

         Upon any such waiver, such Unmatured Event of Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Unmatured Event of Default or Event of Default or impair any right consequent thereto.

         Section 5.13 UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of a Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the 1999-A Indenture Trustee for any action taken, suffered or omitted by it as 1999-A Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (i) any suit instituted by the 1999-A Indenture Trustee, (ii) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate Notes representing more than 10% of the Outstanding Amount of the Notes, voting together as a single Class, or (iii) any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Maturity of such Note (or, in the case of redemption, on or after the Redemption
Date).

         Section 5.14 SALE OF TRUST ESTATE.

         (a) If an Event of Default shall have occurred and be continuing, the 1999-A Indenture Trustee may, and, subject to Section 5.14(b), upon receipt of a notice from Noteholders representing a majority of the Outstanding Amount of the Class A Notes or from Noteholders representing a majority of the Outstanding Amount of the Notes (voting together as a single Class), shall publish a notice in an Authorized Newspaper stating that the 1999-A Indenture Trustee intends to sell, dispose of or otherwise liquidate (a "Sale") the 1999-A SUBI Interest, the 1999-A SUBI Certificates and the other property of the 1999-A Securitization Trust Estate in a commercially reasonable manner. Following such publication, the 1999-A Indenture Trustee shall, unless otherwise prohibited by applicable law from any such action, sell, dispose of, or otherwise liquidate the 1999-A SUBI Interest, the 1999-A SUBI Certificates and the other property of the 1999-A Securitization Trust Estate, in a commercially reasonable manner, which shall include the solicitation of competitive bids, and shall proceed to consummate the Sale thereof as provided above with the highest bidder. The Transferors and the Servicer shall be permitted to bid for the 1999-A Securitization Trust Estate. The 1999-A Indenture Trustee may obtain a prior determination from the conservator, receiver or trustee in bankruptcy of the Issuer that the terms and manner of any proposed Sale are commercially reasonable. The power to effect any Sale of any portion of the 1999-A Securitization Trust Estate pursuant to Section 5.04 and this Section 5.14 shall not be exhausted by any one or more Sales as to any portion of such 1999-A Securitization Trust Estate remaining unsold, but shall continue unimpaired until the entire 1999-A Securitization Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture shall have been paid. The 1999-A Indenture Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

         (b) Notwithstanding the foregoing, the 1999-A Indenture Trustee shall not sell or otherwise dispose of the 1999-A Securitization Trust Estate following an Event of Default (i) unless the anticipated proceeds of such Sale or other disposition distributable to the Noteholders will be sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal (including all unreimbursed Note Principal Loss Amounts) and interest, or (ii) if such proceeds will not be sufficient, unless the 1999-A Indenture Trustee obtains the consent of the Holders of all Notes then Outstanding, provided that without the consent or direction to the contrary by the Holders of all Notes then Outstanding, at any Sale at which no other Person bids an amount equal to or greater than the amount described in clause (i) above, the 1999-A Indenture Trustee shall bid on behalf of the Noteholders an amount at least equal to $1.00 more than the highest other bid.

         (c) The 1999-A Indenture Trustee may bid for and acquire any portion of the 1999-A Securitization Trust Estate in connection with a Sale thereof, and may pay all or part of the purchase price by crediting against amounts owing on the Notes or other amounts secured by this Indenture, all or part of the net proceeds of such Sale after deducting reasonable and documented costs, charges and expenses incurred by the 1999-A Indenture Trustee in connection with such Sale, notwithstanding the provisions of any other Section hereof. The Notes need not be produced in order to complete any such Sale.

         (d) The 1999-A Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the 1999-A Securitization Trust Estate in connection with a Sale thereof. In addition, the 1999-A Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the 1999-A Securitization Trust Estate in connection with a Sale thereof (including changing the designation of the secured party on any financing or continuation statements), and to take all action necessary to effect such Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the 1999-A Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 5.15 ACTION ON NOTES. The 1999-A Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the 1999-A Indenture Trustee or the

Noteholders shall be impaired by the recovery of any judgment by the 1999-A Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the 1999-A Securitization Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the 1999-A Indenture Trustee shall be applied in accordance with Section 5.04.

                                   ARTICLE SIX
                          THE 1999-A INDENTURE TRUSTEE

         Section 6.01 CERTAIN DUTIES AND RESPONSIBILITIES.

         (a) If an Event of Default shall have occurred and be continuing, the 1999-A Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

                  (i) the 1999-A Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or implied obligations shall be read into this Indenture against the 1999-A Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, or as otherwise required by the TIA, the 1999-A Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, opinions or reports furnished to the 1999-A Indenture Trustee and conforming to the requirements of this Indenture; PROVIDED, HOWEVER, that with respect to any certificates, opinions or reports required to be furnished to the 1999-A Indenture Trustee pursuant to this Indenture, the 1999-A Indenture Trustee shall examine the same to determine whether they conform to the requirements of this Indenture.

         (c) The 1999-A Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this subsection shall not be construed to limit the effect of Section 6.01(b);

                  (ii) the 1999-A Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the 1999-A Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the 1999-A Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with a direction received by it pursuant to Section 5.11.

         (d) No provision of this Indenture shall require the 1999-A Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, including any action taken at the request or direction of Holders pursuant to this Indenture, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (e) Whether or not expressly provided therein, every provision of this Indenture relating to the conduct or affecting the liability of and affording protection to the 1999-A Indenture Trustee shall be subject to the provisions of this Section 6.01.

         (f) The 1999-A Indenture Trustee agrees to comply with all of the provisions of and to perform all of the obligations under the Origination Trust Agreement, the Servicing Agreement, the 1999-A SUBI Supplement, the 1999-A Servicing Supplement, the Backup Security Agreement and each other 1999-A Securitization Document required to be complied with or performed by the 1999-A Indenture Trustee, to the extent the 1999-A Indenture Trustee is a party thereto.

         Section 6.02 RIGHTS OF 1999-A INDENTURE TRUSTEE.

         (a) Except as otherwise provided in the second succeeding sentence, the 1999-A Indenture Trustee may reasonably rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The 1999-A Indenture Trustee need not investigate any fact or matter stated in the document. Notwithstanding the foregoing, the 1999-A Indenture Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the 1999-A Indenture Trustee that shall be specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they comply as to form to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

         (b) Before the 1999-A Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The 1999-A Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

         (c) The 1999-A Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the 1999-A Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (d) The 1999-A Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers, provided that the 1999-A Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (e) The 1999-A Indenture Trustee may consult with counsel of its own selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability with respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) The 1999-A Indenture Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the 1999-A Indenture Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the 1999-A Indenture Trustee at the Corporate Trust Office of the 1999-A Indenture Trustee, and such notice references the Securities and this Indenture; and

         (g) The standard of care and indemnity benefits given to the 1999-A Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the 1999-A Indenture Trustee in each of its capacities hereunder and each of its agents, custodians and other Persons employed by the 1999-A Indenture Trustee in good faith with reasonable care to act hereunder.

         Section 6.03 1999-A INDENTURE TRUSTEE MAY HOLD NOTES. The 1999-A Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not the 1999-A Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the 1999-A Indenture Trustee must comply with Sections 6.11 and 6.12.

         Section 6.04 1999-A INDENTURE TRUSTEE'S DISCLAIMER. The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the 1999-A Indenture Trustee assumes no responsibility for their correctness. The 1999-A Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The 1999-A Indenture Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof.

         Section 6.05 NOTICE OF UNMATURED EVENT OF DEFAULT. If an Unmatured Event of Default occurs and is continuing and if it is known to a Responsible Officer of the 1999-A Indenture Trustee, the 1999-A Indenture Trustee shall mail to each Noteholder notice of such Unmatured Event of Default within 90 days after it occurs. Except in the case of an Unmatured Event of Default in payment of principal of or interest on any Note, the 1999-A Indenture Trustee may withhold the notice if and so long as a committee of Responsible Officers of the 1999-A Indenture Trustee in good faith determines that withholding the notice is in the interests of the Noteholders.

         Section 6.06 REPORTS BY 1999-A INDENTURE TRUSTEE TO HOLDERS. The 1999-A Indenture Trustee shall deliver or cause to be delivered to each Noteholder such information as may be required to enable such Holder to prepare its federal and state income tax returns.

         Section 6.07 1999-A INDENTURE TRUSTEE'S FEES AND EXPENSES.

         (a) The 1999-A Indenture Trustee shall be entitled to reasonable compensation for all services rendered by it pursuant to the 1999-A Securitization Documents and in the exercise and performance of any of the powers and duties of the 1999-A Indenture Trustee under this Indenture, and payment or reimbursement upon its request for all reasonable expenses, disbursements and advances incurred or made by the 1999-A Indenture Trustee in its capacity as 1999-A Indenture Trustee in accordance with any of the provisions of this Indenture and the 1999-A Securitization Documents (including the reasonable compensation and reasonable and documented expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misfeasance or bad faith or that is the responsibility of HTC LP, HTD LP or the Issuer under the 1999-A Securitization Documents. Such compensation and reimbursement shall be paid as set forth in Section 3.03 of the 1999-A Securitization Trust Agreement. Additionally, HTC LP and HTD LP may agree to indemnify the 1999-A Indenture Trustee under certain circumstances.

         (b) The 1999-A Indenture Trustee shall not institute any Proceeding, or make any filing, on account of the Issuer failing to perform its obligations under this Section 6.07 that might result, with the giving of notice or the passage of time or both, in the occurrence of any Event of Default specified in Sections 5.01(c) or 5.01(d). Notwithstanding the failure of the Issuer to perform any of its obligations under this Section 6.07, the 1999-A Indenture Trustee shall continue to perform its obligations under this Indenture.

         (c) Prior to the termination of this Indenture, the obligations of the 1999-A Indenture Trustee hereunder shall not be subject to any defense, counterclaim or right of offset that the 1999-A Indenture Trustee in its individual capacity has or may have against the Issuer, HTC LP, HTD LP or the Servicer, whether in respect of this Indenture, the Notes, the 1999-A Securitization Documents or otherwise, and the 1999-A Indenture Trustee hereby waives all statutory and common law rights of setoff or banker's lien against the Issuer or any of its assets that the 1999-A Indenture Trustee may have in any capacity other than on behalf of the Noteholders, including all rights under UCC Section 9-306(4)(d) as enacted in the State of New York.

         (d) The Issuer shall fully indemnify or shall cause the Servicer to indemnify the 1999-A Indenture Trustee against any and all loss, liability, claim, damage or expense (including attorneys' fees and expenses) incurred by it in connection with the acceptance or administration of this trust and the performance of its duties hereunder. Such expenses shall include the cost of defending itself against any claim or liability in connection with the exercise or performance of any of its powers and duties hereunder other than allegations of willful misconduct, negligence or bad faith. All amounts payable by the Issuer under this Section 6.07 shall constitute Uncapped Administrative Expenses payable pursuant to Section 3.03 of the Securitization Trust Agreement. The 1999-A Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the 1999-A Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer or the Servicer of its obligations hereunder. The Issuer shall defend or shall cause the Servicer to defend any such claim, and the 1999-A

Indenture Trustee may have separate counsel and the Issuer shall pay or shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need indemnify against any loss, liability or expense incurred by the 1999-A Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         Section 6.08 REPLACEMENT OF 1999-A INDENTURE TRUSTEE.

         (a) No resignation or removal of the 1999-A Indenture Trustee and no appointment of a successor 1999-A Indenture Trustee shall become effective until the acceptance of appointment by a successor 1999-A Indenture Trustee pursuant to this Section 6.08. The 1999-A Indenture Trustee may resign at any time by so notifying the Issuer upon 30 days' notice. Noteholders representing a majority of the Outstanding Amount of the Notes, voting together as a single Class, may remove the 1999-A Indenture Trustee at any time and appoint a successor 1999-A Indenture Trustee by so notifying the 1999-A Indenture Trustee. The Issuer shall remove the 1999-A Indenture Trustee if:

                  (i) the 1999-A Indenture Trustee fails to comply with
         Section 6.11;

                  (ii) a court having jurisdiction in the premises in respect of the 1999-A Indenture Trustee in an involuntary case or Proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the 1999-A Indenture Trustee or for any substantial part of the 1999-A Indenture Trustee's property, or ordering the winding-up or liquidation of the 1999-A Indenture Trustee's affairs, provided any such decree or order shall have continued unstayed and in effect for a period of 30 consecutive days;

                  (iii) the 1999-A Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator or other similar official for the 1999-A Indenture Trustee or for any substantial part of the 1999-A Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

                  (iv) the 1999-A Indenture Trustee otherwise becomes incapable of acting.

If the 1999-A Indenture Trustee resigns or is removed or if a vacancy exists in the office of the 1999-A Indenture Trustee for any reason (the 1999-A Indenture Trustee in such event being referred to herein as the retiring 1999-A Indenture Trustee), the Issuer shall promptly appoint a successor 1999-A Indenture Trustee, which successor 1999-A Indenture Trustee shall not accept its appointment unless at the time of such acceptance such successor 1999-A Indenture Trustee shall be qualified and eligible under this Article Six.

         A successor 1999-A Indenture Trustee shall deliver a written acceptance of its appointment to the retiring 1999-A Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring 1999-A Indenture Trustee shall become effective, and the successor 1999-A Indenture Trustee shall have all the rights, powers and duties of the 1999-A Indenture Trustee under this Indenture. The successor 1999-A Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring 1999-A Indenture Trustee shall promptly transfer all property held by it as 1999-A Indenture Trustee to the successor 1999-A Indenture Trustee.

         If a successor 1999-A Indenture Trustee does not take office within 60 days after the retiring 1999-A Indenture Trustee resigns or is removed, the retiring 1999-A Indenture Trustee, the Issuer or Noteholders representing at least a majority of the Outstanding Amount of the Notes, voting together as a single Class, may petition any court (at the expense of the Issuer or, if arising from the 1999-A Indenture Trustee's resignation, at the expense of the 1999-A Indenture Trustee) of competent jurisdiction for the appointment of a successor 1999-A Indenture Trustee.

         If the 1999-A Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the 1999-A Indenture Trustee and the appointment of a successor 1999-A Indenture Trustee.

         Any resignation or removal of the 1999-A Indenture Trustee and appointment of a successor 1999-A Indenture Trustee pursuant to the provisions of this Section 6.08 shall not become effective until acceptance of appointment by the successor 1999-A Indenture Trustee pursuant to this Section 6.08 and payment of all reasonable and documented fees and expenses owed to the outgoing 1999-A Indenture Trustee. Notwithstanding the replacement of the 1999-A Indenture Trustee pursuant to this Section 6.08, the Issuer's and the Administrator's obligations under Section 6.07 shall continue for the benefit of the retiring 1999-A Indenture Trustee.

         Section 6.09 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF 1999-A INDENTURE TRUSTEE. If the 1999-A Indenture Trustee consolidates or merges with, or converts or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation shall, without any further act, be the successor 1999-A Indenture Trustee; PROVIDED that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The 1999-A Indenture Trustee shall deliver to each Rating Agency prior written notice of any such transaction.

         If at the time such successor or successors by merger, conversion or consolidation to the 1999-A Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the 1999-A Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated; and if at that time any of the Notes shall not have been authenticated, any successor to the 1999-A Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the 1999-A Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the 1999-A Indenture Trustee shall have.

         Section 6.10 CO-TRUSTEE OR SEPARATE TRUSTEE.

         (a) Notwithstanding any other provision of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the 1999-A Securitization Trust Estate may at the time be located, the 1999-A Indenture Trustee and the Administrator, acting jointly, shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the 1999-A Securitization Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the 1999-A Securitization Trust Estate or any part thereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the 1999-A Indenture Trustee or the Administrator may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after its receipt of a request to do so, the 1999-A Indenture Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the 1999-A Indenture Trustee shall be conferred or imposed upon and exercised or performed by the 1999-A Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the 1999-A Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the 1999-A Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the 1999-A Securitization Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the 1999-A Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the 1999-A Indenture Trustee and the Administrator may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the 1999-A Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article Six. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the 1999-A Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the 1999-A Indenture Trustee. Every such instrument shall be filed with the 1999-A Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the 1999-A Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the 1999-A Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 6.11 ELIGIBILITY; DISQUALIFICATION.

         (a) The 1999-A Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The 1999-A Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition, and the time deposits of the 1999-A Indenture Trustee shall be rated at least A-1 by Standard & Poor's, F1 by Fitch and Prime-1 by Moody's. The 1999-A Indenture Trustee shall comply with TIA
Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); PROVIDED, HOWEVER, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

         (b) Neither the Issuer nor any Affiliate thereof may serve as 1999-A Indenture Trustee.

         Section 6.12 PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE ISSUER. The 1999-A Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). Any 1999-A Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

         Section 6.13 MONEY HELD IN TRUST. Money held by the 1999-A Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The 1999-A Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments that are obligations of the 1999-A Indenture Trustee and income or other gain actually received by the 1999-A Indenture Trustee on Eligible Investments with respect to the 1999-A Note Distribution Account.

         Section 6.14 CESSATION OF ELIGIBILITY. If at any time the 1999-A Indenture Trustee shall cease to be eligible in accordance with the provisions of Section 6.11, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

         Section 6.15 AUTHENTICATING AGENT. Upon the request of the Issuer, the 1999-A Indenture Trustee shall appoint an Authenticating Agent with power to act on its behalf and subject to its direction in the authentication and delivery of the Notes designated for such authentication by the Issuer and containing provisions therein for such authentication (or with respect to which the Issuer has made other arrangements, satisfactory to the 1999-A Indenture Trustee and such Authenticating Agent, for notation on the Notes of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Notes) in connection with transfers and exchanges of Notes under Sections 2.04 and 2.05, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the Authenticating Agent pursuant to this Section 6.15 shall be deemed to be the authentication and delivery of Notes by the 1999-A Indenture Trustee. Such Authenticating Agent shall at all times be a Person that meets the requirements of Section 6.08 for the 1999-A Indenture Trustee hereunder.

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this
Section 6.15, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

         Any Authenticating Agent may at any time resign by giving 30 days' written notice of resignation to the 1999-A Indenture Trustee and the Issuer. The 1999-A Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or if at any time any Authenticating Agent shall cease to be eligible under this Section 6.15, the 1999-A Indenture Trustee may promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Issuer and shall mail notice of such appointment to all Noteholders as the names and addresses of such Holders appear on the Note Register.

         The 1999-A Indenture Trustee agrees to pay to the Authenticating Agent from time to time reasonable compensation for its services and the 1999-A Indenture Trustee shall be entitled to be reimbursed for such payments, subject to Section 6.07. The provisions of Sections 2.09, 6.04 and 6.05 shall be applicable to any Authenticating Agent.

         Section 6.16 WITHHOLDING TAXES. Whenever it is acting as a Paying Agent for the Notes, the 1999-A Indenture Trustee shall comply with all requirements of the Code, and all regulations thereunder, with respect to the withholding from any payments made on such Notes of any withholding taxes imposed thereon and with respect to any reporting requirements in connection therewith.

         Section 6.17 NO PETITION. The 1999-A Indenture Trustee covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Notes and the Certificates have been paid in full, and (b) all obligations due under any other Securitization have been paid in full, it will not institute against, or join any other Person in instituting against, the Issuer, HTA LP, HTB LP, HTC LP, HTD LP, any general partner or member (as applicable) of a UTI Beneficiary or of a Transferor which is a partnership or a limited liability company, the Origination Trustee, the Origination Trust, any Special Purpose Affiliate, any UTI Beneficiary, any Beneficiary, and any general partner or member (as applicable) of a Beneficiary or of a Special Purpose Affiliate partnership (or any of their respective general partners) that is a partnership or a limited liability company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the 1999-A Indenture Trustee's or 1999-A Owner Trustee's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This
Section 6.17 shall survive the termination of this Indenture or the resignation or removal of the 1999-A Owner Trustee or the 1999-A Indenture Trustee under the 1999-A Securitization Trust Agreement or this Indenture, respectively.

         Section 6.18 REPRESENTATIONS AND WARRANTIES OF 1999-A INDENTURE TRUSTEE. The 1999-A Indenture Trustee hereby makes the following representations and warranties on which the Issuer and Noteholders shall rely:

                  (i) it is a New York banking corporation duly organized, validly existing and in good standing under the laws of its place of incorporation; and

                  (ii) it has full power, authority and legal right to execute, deliver, and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture.

         Section 6.19 PENNSYLVANIA MOTOR VEHICLE SALES FINANCE ACT LICENSES. The 1999-A Indenture Trustee shall use its best efforts to maintain the effectiveness of all licenses required under the Pennsylvania Motor Vehicle Sales Finance Act in connection with this Indenture and the transactions contemplated hereby until the Lien and security interest of this Indenture shall no longer be in effect in accordance with the terms hereof.

         Section 6.20 1999-A INDENTURE TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE ISSUER. Any application by the 1999-A Indenture Trustee for written instructions from the Issuer may, at the option of the 1999-A Indenture Trustee, set forth in writing any action proposed to be taken or omitted by the 1999-A Indenture Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective, provided such action or omission is permitted by the terms of this Indenture. The 1999-A Indenture Trustee shall not be liable for any action taken by, or omission of, the 1999-A Indenture Trustee taken in good faith with reasonable care absent gross negligence or willful misconduct and consistent with the provisions of this Indenture in accordance with a proposal included in such application on or after the date specified in such application (which date, except in the event of an emergency, shall not be less than three Business Days after the date any officer of the Issuer actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the 1999-A Indenture Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

         Section 6.21 LIMITATION ON DUTY OF 1999-A INDENTURE TRUSTEE IN RESPECT OF COLLATERAL; INDEMNIFICATION.

         (a) Beyond the exercise of reasonable care in the custody thereof and the accounting for monies received on it, the 1999-A Indenture Trustee shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto, and, unless otherwise specifically instructed by the Issuer or the Noteholders, the 1999-A Indenture Trustee shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. The 1999-A Indenture Trustee shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the 1999-A Indenture Trustee in good faith with reasonable care absent gross negligence or willful misconduct.

         (b) The 1999-A Indenture Trustee shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Issuer to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the 1999-A Indenture Trustee, and except for the obligations of the 1999-A Indenture Trustee specifically provided for elsewhere in this Indenture. Except for the obligations of the 1999-A Indenture Trustee specifically provided for elsewhere in this Indenture, the 1999-A Indenture Trustee shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Indenture by the Issuer.

                                  ARTICLE SEVEN
                         NOTEHOLDERS' LISTS AND REPORTS

         Section 7.01 ISSUER TO FURNISH 1999-A INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. If Definitive Notes are issued, the Issuer will furnish or cause to be furnished to the 1999-A Indenture Trustee (i) not more than five days after the earlier of (a) each Record Date and (b) three months after the last Record Date, a list, in such form as the 1999-A Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date, and (ii) at such other times as the 1999-A Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished; PROVIDED, HOWEVER, that so long as the 1999-A Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

         Section 7.02 PRESERVATION OF INFORMATION; COMMUNICATIONS TO
NOTEHOLDERS.

         (a) The 1999-A Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Noteholders contained in the most recent list furnished to the 1999-A Indenture Trustee as provided in
Section 7.01 and the names and addresses of Noteholders received by the 1999-A Indenture Trustee in its capacity as Note Registrar. The 1999-A Indenture Trustee may destroy any list furnished to it as provided in said Section 7.01 upon receipt of a new list so furnished.

         (b) Noteholders may communicate with other Noteholders and may have access to the current list of Noteholders, in each case pursuant to TIA Section 312(b), with respect to their rights under this Indenture or under the Notes.

         (c) The Issuer, the 1999-A Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

         (d) The 1999-A Indenture Trustee will provide to Noteholders the report to Securityholders as set forth in Section 3.05 of the 1999-A Securitization Trust Agreement and the reports, certificates, opinions and documents specified in Section 3.05 of the 1999-A Securitization Trust Agreement upon written request to the 1999-A Indenture Trustee.

         Section 7.03 REPORTS BY 1999-A INDENTURE TRUSTEE; RESPONSES TO NOTEHOLDER INQUIRIES.

         (a) If required by TIA Section 313(a), within 60 days after each July 15, beginning with July 15, 2000, the 1999-A Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The 1999-A Indenture Trustee also shall comply with TIA Section 313(b).

         (b) A copy of each such report at the time of its mailing to Noteholders shall be filed by the 1999-A Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer will notify the 1999-A Indenture Trustee when the Notes are listed on any stock exchange or delisted therefrom.

         (c) Copies of the above reports need not be mailed to Noteholders who have previously requested that they not receive copies of such reports.

         Section 7.04 REPORTS BY THE ISSUER.

         (a) The Issuer shall:

                  (i) file with the 1999-A Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) file with the 1999-A Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) supply to the 1999-A Indenture Trustee (and the 1999-A Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and
         (ii) of this Section 7.04(a) and by rules and regulations prescribed from time to time by the Commission.

                  Delivery of such reports, information and documents to the 1999-A Indenture Trustee is for informational purposes only and the 1999-A Indenture Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the 1999-A Indenture Trustee is entitled to rely exclusively on Officers' Certificates).

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on March 31 of each year.

                                  ARTICLE EIGHT
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         Section 8.01 COLLECTION OF MONIES. Except as otherwise expressly provided herein or in the 1999-A Securitization Documents, the 1999-A Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the 1999-A Indenture Trustee pursuant to this Indenture and the other 1999-A Securitization Documents. The 1999-A Indenture Trustee shall hold all such money and property received by it as part of the 1999-A Securitization Trust Estate, and shall apply them as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the 1999-A Securitization Trust Estate, the 1999-A Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim an Unmatured Event of Default or Event of Default under this Indenture and to proceed thereafter as provided in Article Five.

         Section 8.02 TRUST ACCOUNTS.

         (a) On or prior to the Closing Date, in accordance with Sections 3.01(d) and 3.04(a) of the 1999-A Securitization Trust Agreement, the Reserve Fund shall be established. The Reserve Fund shall be held for the benefit of HTC

LP, HTD LP and the Noteholders, and shall bear a designation clearly indicating that the funds on deposit therein are held for the benefit of HTC LP, HTD LP and the Noteholders. The Reserve Fund shall be under the sole dominion and control of the 1999-A Indenture Trustee.

         (b) On or prior to the Closing Date, in accordance with Section 3.01(a) of the 1999-A Securitization Trust Agreement, an Eligible Account shall be established, which account shall be designated as the "1999-A Note Distribution Account". The 1999-A Note Distribution Account shall be held for the benefit of Noteholders, and shall bear a designation clearly indicating that the funds on deposit therein are held for the benefit of the Noteholders. The 1999-A Note Distribution Account shall be under the sole dominion and control of the 1999-A Indenture Trustee.

         (c) On each Distribution Date or Redemption Date, from the amounts on deposit in the 1999-A Note Distribution Account, the 1999-A Indenture Trustee shall duly and punctually distribute payments of principal of and interest on the Notes in the order and priority set forth in Section 3.03 of the 1999-A Securitization Trust Agreement, by check mailed to the Person whose name appears as the registered holder of a Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that, with respect to Notes registered on the Record Date in the name of the nominee of DTC (initially, such nominee to be Cede), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that the Note be submitted for notation of payment. Any reduction in the principal amount of any Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date or Redemption Date shall be binding upon all future holders of any Note issued upon the registration of transfer thereof or in exchange thereof or in lieu thereof, whether or not noted thereon. Amounts properly withheld under the Code by any Person from payment to any Noteholder of interest or principal shall be considered to have been paid by the 1999-A Indenture Trustee to such Noteholder for purposes of this Indenture. If funds are expected to be available, pursuant to the notice delivered to the 1999-A Indenture Trustee, for payment in full of the remaining unpaid principal amount of the Notes on a Distribution Date or Redemption Date, then the 1999-A Indenture Trustee, in the name of and on behalf of the Issuer, will notify each Person who was the registered holder of a Note as of the Record Date preceding the most recent Distribution Date or Redemption Date by notice mailed within thirty days of such Distribution Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of the Note at the Corporate Trust Office of the 1999-A Indenture Trustee or at the office of the 1999-A Indenture Trustee's agent appointed for such purposes located in The City of New York.

         Section 8.03 GENERAL PROVISIONS REGARDING THE 1999-A SUBI ACCOUNTS.

         (a) All monies deposited from time to time in the 1999-A Note Distribution Account and the Reserve Fund shall be held by the 1999-A Indenture Trustee as part of the Collateral and shall be applied for the purposes set forth in the 1999-A Securitization Documents, and all monies deposited from time to time in the 1999-A SUBI Accounts (excluding the 1999-A Note Distribution Account and the Reserve Fund) shall be held by the 1999-A Owner Trustee as part of the Collateral and shall be applied for the purposes set forth in the 1999-A Securitization

Documents. Other than as expressly provided for in this Indenture or the other 1999-A Securitization Documents, neither the Issuer nor the Servicer shall have any claim upon or rights in the 1999-A Note Distribution Account or the deposits therein or any right to cause the withdrawal of funds therefrom. So long as no Event of Default shall have occurred and be continuing, but subject to the remaining provisions of this Section 8.03, all or a portion of the funds in (a) the 1999-A SUBI Accounts (excluding the 1999-A Note Distribution Account and the Reserve Fund) shall be separately invested and reinvested by the 1999-A Owner Trustee at the Servicer's direction in one or more Eligible Investments and (b) the 1999-A Note Distribution Account and the Reserve Fund shall be separately invested and reinvested by the 1999-A Indenture Trustee at the Servicer's direction in one or more Eligible Investments. All income, gain or loss from investment of monies deposited in the 1999-A SUBI Accounts shall be credited or debited, as applicable, in accordance with Section 13.04 of the 1999-A SUBI Supplement.

         (b) Absent negligence, willful misconduct or bad faith on its part, the 1999-A Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any 1999-A SUBI Accounts resulting from any loss on any Eligible Investment included therein, except for losses attributable to the 1999-A Indenture Trustee's failure to make payments on any such Eligible Investments issued by the 1999-A Indenture Trustee in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

         (c) All investments of funds in any 1999-A SUBI Accounts (excluding the 1999-A Certificate Distribution Account) and all sales of Eligible Investments held in any such 1999-A SUBI Accounts (excluding the 1999-A Certificate Distribution Account) shall, except as otherwise expressly provided in this Indenture, be made by the 1999-A Indenture Trustee as directed in writing by the Servicer. Such direction may specify specific actions or may be a general, standing order authorizing the 1999-A Indenture Trustee to act within certain general parameters or to act on written, telegraphic or telephonic instructions of specified personnel or agents of the Servicer.

         If:

                  (i) the Servicer shall have failed to give investment directions to the 1999-A Indenture Trustee by 11:00 a.m., New York City time, on any Business Day authorizing the 1999-A Indenture Trustee to invest the funds then in any 1999-A SUBI Account (excluding the 1999-A Certificate Distribution Account);

                  (ii) an Event of Default shall have occurred but the Notes shall not have been declared due and payable, or, if the Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the related 1999-A Securitization Trust Estate are being applied in accordance with Section 5.04; or

                  (iii) an Event of Default shall have occurred, the Notes shall have been declared due and payable, and amounts collected or receivable from the related 1999-A Securitization Trust Estate are being applied in accordance with Article Five, the 1999-A Indenture Trustee shall invest and reinvest the funds then in each such account in (1) Cash or Cash equivalents or (2) a money market fund offered by the Origination Trustee or an Affiliate of the Origination Trustee, the 1999-A Indenture Trustee or an Affiliate of the 1999-A Indenture Trustee or the 1999-A Owner Trustee or an Affiliate of the 1999-A Owner Trustee, in any case which money market fund meets the requirements of clause (i) of the definition of Eligible Investments, which investment, whether under clause (1) or clause
(2) above, matures no later than the Business Day immediately preceding the next succeeding Distribution Date.

         (d) Upon the satisfaction and discharge of this Indenture in accordance with Article Four, the 1999-A Indenture Trustee shall pay or transfer to the Issuer all remaining money or Eligible Investments then in the 1999-A Note Distribution Account.

         Section 8.04 RELEASE OF TRUST ESTATE.

         (a) The 1999-A Indenture Trustee may, and when required by the provisions of this Indenture or the 1999-A Securitization Documents shall, execute instruments to release property from the Lien of this Indenture, or convey the 1999-A Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the 1999-A Indenture Trustee as provided in this Article Eight shall be bound to ascertain the 1999-A Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (b) The 1999-A Indenture Trustee shall, at such time as there are no Notes Outstanding, release any remaining portion of the 1999-A Securitization Trust Estate that secured the Notes from the Lien of this Indenture, and release to the Issuer or any other Person entitled thereto any funds then on deposit in the 1999-A SUBI Accounts. The 1999-A Indenture Trustee shall release property from the Lien of this Indenture pursuant to this Section 8.04(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) a certificate or opinion of an Independent appraiser in accordance with TIA Sections 314(c) and 314(d)(1), in each case meeting any applicable requirements of Section 11.01.

         Section 8.05 OPINION OF COUNSEL. The 1999-A Indenture Trustee shall receive at least seven days' written notice when requested by the Issuer to take any action pursuant to Section 8.04(a), accompanied by copies of any instruments involved, and the 1999-A Indenture Trustee, as a condition to such action, shall be provided with an Opinion of Counsel, in form and substance satisfactory to the 1999-A Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with in all material respects or waived and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; PROVIDED, HOWEVER, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the 1999-A Securitization Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to 1999-A Indenture Trustee in connection with any such action.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

         Section 9.01 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

         (a) The Issuer and the 1999-A Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may, without the consent of the Noteholders but with prior notice to each Rating Agency, enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form and substance satisfactory to the 1999-A Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or to better assure, convey and confirm unto the 1999-A Indenture Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the Notes;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders, or to surrender any right or power conferred herein upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the 1999-A Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or the other 1999-A Securitization Documents or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; PROVIDED that such action shall not have a material adverse affect on the interests of the Noteholders;

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article Six; or

                  (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

The 1999-A Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be contained therein.

         (b) The Issuer and the 1999-A Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Noteholders but with prior notice to each Rating Agency, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

         Section 9.02 SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. The Issuer and the 1999-A Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to each Rating Agency and with the consent of Noteholders representing not less than a majority of the Outstanding Amount of the Notes, voting together as a single Class, by act of such Noteholders delivered to the Issuer and the 1999-A Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note materially and adversely affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the Note Rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the 1999-A Securitization Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article Five, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption
         Date);

                  (ii) reduce the percentage of the Outstanding Amount of the Holders whose consent is required for any such supplemental indenture, or of the Outstanding Amount of the Holders whose consent is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (iv) reduce the percentage of the Outstanding Amount of the Holders whose consent is required to direct the 1999-A Indenture Trustee to direct the Issuer to sell or



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

         liquidate the 1999-A Securitization Trust Estate pursuant to Sections
         5.14 or amend the provisions of this Article that specify the percentage of the Outstanding Amount of the Holders whose consent is required to amend the 1999-A Securitization Documents;

                  (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or provide that certain additional provisions of this Indenture or the 1999-A Securitization Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

                  (vii) except as otherwise permitted or contemplated herein, permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the 1999-A Securitization Trust Estate or, except as otherwise permitted or contemplated herein, terminate the Lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the Lien of this Indenture.

The 1999-A Indenture Trustee may in its discretion determine whether any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The 1999-A Indenture Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any act of Noteholders under this Section
9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the 1999-A Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the 1999-A Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the 1999-A Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03 EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the 1999-A Indenture Trustee shall be entitled to receive, and, subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and conforms to the requirements of the TIA, to the extent applicable. The 1999-A Indenture Trustee may, but shall not be obligated to, enter into



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any such supplemental indenture that affects the 1999-A Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 9.04 EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the 1999-A Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for all purposes.

         Section 9.05 REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and if required by the 1999-A Indenture Trustee shall, bear a notation in form approved by the 1999-A Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the 1999-A Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the 1999-A Indenture Trustee in exchange for Outstanding Notes.

         Section 9.06 COMPLIANCE WITH TIA. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

                                   ARTICLE TEN
                          OPTIONAL REDEMPTION OF NOTES

         Section 10.01 GENERAL. The Outstanding Notes are subject to redemption in whole, but not in part, at the direction of the Servicer pursuant to Section
7.02 of the 1999-A Securitization Trust Agreement on any Distribution Date on which the Servicer exercises its option to purchase the corpus of the 1999-A Securitization Trust pursuant to said Section, for a redemption price equal to the Redemption Price for such Notes; PROVIDED that the Issuer has available funds sufficient to pay the Redemption Price. The Issuer shall furnish notice of such election to the 1999-A Indenture Trustee not later than the time required for the delivery by the Servicer of notice that it desires to purchase the corpus of the 1999-A Securitization Trust pursuant to Section 7.02 of the 1999-A Securitization Trust Agreement. The 1999-A Owner Trustee, on behalf of the Issuer, shall deposit or cause to be deposited with the 1999-A Indenture Trustee in the 1999-A Note Distribution Account the Redemption Price of the Notes to be redeemed as required pursuant to Section 7.02 of the 1999-A Securitization Trust Agreement, whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.02 to each Noteholder. The Issuer shall promptly notify each Rating Agency of any prospective redemption of the Notes.



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         Section 10.02 FORM OF REDEMPTION NOTICE. Notice of redemption shall be given by the Issuer or by the 1999-A Indenture Trustee pursuant to Section 11.05 in the name of and at the expense of the Issuer, not more than 30 days and not less than 15 days prior to the applicable Redemption Date, to each Holder of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class B Notes or Class C Notes, as applicable, such Holders being determined as of the most recent Record Date.

         All notices of redemption shall state:

         (a)      the Redemption Date for the Notes;

         (b)      the Redemption Price for the Notes;

         (c) that on the Redemption Date the Redemption Price will become due and payable upon each such Note and that interest thereon shall cease to accrue from and after the Redemption Date; and

         (d) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

         Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

         Section 10.03 NOTES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as provided in Section 10.02, the Notes so to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Notes for any period after such Redemption Date. Upon surrender of such Notes for redemption in accordance with said notice, such Notes shall be paid by the Issuer at the Redemption Price.

                                 ARTICLE ELEVEN
                                  MISCELLANEOUS

         Section 11.01 COMPLIANCE CERTIFICATES AND OPINIONS.

         (a) Upon any application or request by the Issuer to the 1999-A Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the 1999-A Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with in all material respects or waived, (ii) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with in all material respects or waived, and (iii) (if required by the TIA) an Independent certificate meeting the applicable requirements of this
Section 11.01 from a firm of certified public accountants, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by



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any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with in all material respects or waived; and

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         (b) (i) Prior to the deposit of any Collateral or other property or securities with the 1999-A Indenture Trustee that is to be made the basis for the release of any property or securities subject to the Lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, furnish to the 1999-A Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                  (ii) Whenever the Issuer is required to furnish to the 1999-A Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the 1999-A Indenture Trustee an Independent certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is the lesser of $25,000 or one percent of the then Outstanding Amount of the Notes.

                  (iii) Other than with respect to any release described in clause (A) or (B) of Section 11.01(b)(v), whenever any property or securities are to be released from the Lien of this Indenture, the Issuer shall also furnish to the 1999-A Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities



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

         proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the 1999-A Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (iii) above, the Issuer shall also furnish to the 1999-A Indenture Trustee an Independent certificate as to the same matters if the fair value of the property or securities and of all other property, other than property described in clauses (A) or (B) of Section 11.01(b)(v), or securities released from the Lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is the lesser of $25,000 or one percent of the then Outstanding Amount of the Notes.

                  (v) Notwithstanding Section 2.10 or any other provision of this Section 12.01, the Issuer may, without compliance with the requirements of the other provisions of this Section 11.01, (A) collect, liquidate, sell or otherwise dispose of the 1999-A SUBI Certificates as and to the extent permitted or required by the 1999-A Securitization Documents and (B) make cash payments out of the 1999-A SUBI Accounts (excluding the 1999-A Certificate Distribution Account) as and to the extent permitted or required by the 1999-A Securitization Documents, so long as the Issuer shall deliver to the 1999-A Indenture Trustee every six months, commencing January 1, 2000, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) and (B) above that occurred during the preceding six calendar months were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the 1999-A Securitization Documents.

         Section 11.02 FORM OF DOCUMENTS DELIVERED TO 1999-A INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer, or the Servicer, or the Administrator stating that the information with respect to such factual matters is in the possession of the Issuer, the Servicer or the



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

Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Wherever in this Indenture, in connection with any application or certificate or report to the 1999-A Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted and to the sufficiency of such certificate or report.

         Section 11.03 ACTS OF NOTEHOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture or any other 1999-A Securitization Document to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the 1999-A Indenture Trustee and, where it is hereby or thereby expressly required, to the Issuer, the 1999-A Owner Trustee or other applicable party. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture or any other 1999-A Securitization Document and (subject to Section 6.01) conclusive in favor of the 1999-A Indenture Trustee, the Issuer, the 1999-A Owner Trustee or other applicable party if made in the manner provided in this Section 11.03.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the 1999-A Indenture Trustee, the Issuer, the 1999-A Owner Trustee or other



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applicable party in reliance thereon, whether or not notation of such action is made upon such Notes.

         (e) In the event of any vote to be taken by Noteholders or Note Owners, no vote may be cast by the Holder or Note Owner of any Note issued to or held on behalf of the Issuer or any Affiliate thereof, and the outstanding principal balance of each such Note shall be deducted from the aggregate Percentage Interest before making any calculation of whether the necessary percentage of such aggregate Percentage Interest has been met with respect to any vote.

         Section 11.04 NOTICES, ETC., TO 1999-A INDENTURE TRUSTEE, ISSUER AND RATING AGENCIES. Any request, demand, authorization, direction, notice, consent, waiver, act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver, act of Noteholders or other document is to be made upon, given or furnished to or filed with:

                  (a) the 1999-A Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed first-class, postage prepaid, or sent by overnight courier or facsimile (followed by original) to or with the 1999-A Indenture Trustee at its Corporate Trust Office to the attention of a Responsible Officer of the Trustee, or

                  (b) the Issuer by the 1999-A Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed first-class, postage prepaid, or sent by overnight courier or facsimile (followed by original) to the Issuer addressed to: Honda Auto Lease Trust 1999-A, in care of The Bank of New York, or at any other address previously furnished in writing to the 1999-A Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the 1999-A Indenture Trustee.

         Notices required to be given to each Rating Agency by the Issuer, the 1999-A Indenture Trustee or the 1999-A Owner Trustee shall be in writing, personally delivered, couriered or mailed by first-class mail postage prepaid or by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Group, 99 Church Street, New York, New York 10007; (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 47th Floor, New York, New York 10041, Attention of Asset Backed Surveillance Department or (iii) in the case of Fitch, at the following address: Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attention Asset-Backed Surveillance; or as to any of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Where this Indenture provides for notice to each Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.



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

         Section 11.05 NOTICES AND REPORTS TO NOTEHOLDERS; WAIVER. Where this Indenture or any other 1999-A Securitization Document provides for notice to Noteholders of any event or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise expressly provided herein) if mailed first-class, postage prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed, at the address of such Noteholder as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where notice or report to Noteholders is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed to any particular Noteholder, shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report that is mailed in the manner provided herein shall be conclusively presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the 1999-A Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         If, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the 1999-A Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Section 11.06 ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the 1999-A Indenture Trustee or any Paying Agent to such Noteholder, that is different from the methods provided for in this Indenture or the Notes for such payments or notices. The Issuer will furnish to the 1999-A Indenture Trustee a copy of each such agreement and the 1999-A Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         Section 11.07 CONFLICT WITH TIA. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

         The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         Section 11.08 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.



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         Section 11.09 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and permitted assigns, whether so expressed or not. All agreements of the 1999-A Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

         Section 11.10 SEPARABILITY. If any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Indenture and the Notes shall not in any way be affected or impaired thereby.

         Section 11.11 BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in the 1999-A Securitization Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 11.12 LEGAL HOLIDAYS. In any case where any Distribution Date or Redemption Date, or any date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 11.13 GOVERNING LAW. This Indenture and each note shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 11.14 COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which when executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.15 RECORDING OF INDENTURE. This Indenture is subject to recording in any appropriate public recording offices, such recording to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel to the 1999-A Indenture Trustee (which may be counsel to the 1999-A Indenture Trustee or any other counsel reasonably acceptable to the 1999-A Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the 1999-A Indenture Trustee under this Indenture.

         Section 11.16 TRUST OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the 1999-A Owner Trustee or the 1999-A Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the 1999-A Indenture Trustee or the 1999-A Owner Trustee in its individual capacity or of any successor or assign of the 1999-A Indenture Trustee or the 1999-A Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of



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

any of the foregoing persons, except as any such Person may have expressly agreed (it being understood that the 1999-A Indenture Trustee and the 1999-A Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the 1999-A Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article Six of the 1999-A Securitization Trust Agreement.

         Section 11.17 SERIES LIABILITIES. It is expressly understood and agreed by the parties hereto that the Issuer is a series trust pursuant to Sections 3804 and 3806(b)(2) of the Delaware Business Trust Act. As such, separate and distinct records shall be maintained for (a) the 1999-A SUBI Certificates and the 1999-A SUBI Assets evidenced thereby and (b) the 1999-A Residual Value Insurance Certificates and the 1999-A Residual Value Insurance Proceeds evidenced thereby (which shall be the property of the 1999-A Residual Value Insurance Co-Trust). The assets and interests described in clause (b) above shall be held and accounted for separately from the assets and interests described in clause (a) above. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the assets and interests described in clause (a) above shall be enforceable against such assets and interests only, and not against the assets of the Issuer generally or the assets of any other series of the Issuer. Similarly, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the assets and interests described in clause (b) above shall be enforceable against such assets and interests only, and not against the assets of the Issuer generally or the assets of any other series of the Issuer.

         Section 11.18 NO PETITION. Each of the parties hereto, each Noteholder, by accepting a Note, and each Note Owner, by accepting a beneficial interest in a Note, covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Notes and the Certificates have been paid in full, and (b) all obligations due under any other Securitization have been paid in full, it will not institute against, or join any other Person in instituting against, the Issuer, HTA LP, HTB LP, HTC LP, HTD LP, any general partner or member (as applicable) of a UTI Beneficiary or of a Transferor which is a partnership or a limited liability company, the Origination Trustee, the Origination Trust, any Special Purpose Affiliate, any UTI Beneficiary, any Beneficiary, and any general partner or member (as applicable) of a Beneficiary or of a Special Purpose Affiliate partnership (or any of their respective general partners) that is a partnership or a limited liability company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the 1999-A Indenture Trustee's or 1999-A Owner Trustee's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This Section 11.18 shall survive the termination of this Indenture or the resignation or removal of the 1999-A Owner Trustee or the 1999-A Indenture Trustee under the 1999-A Securitization Trust Agreement or this Indenture, respectively.

         Section 11.19 INSPECTION. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the 1999-A Indenture Trustee, during the Issuer's normal business hours, to examine all of the books of account, records, reports and other papers of the Issuer relating to the Notes, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent Accountants, all at such reasonable times and as often as may be reasonably requested at no additional expense of the Indenture Trustee and shall incur no liability or additional liability of any kind by reason of such examination. The 1999-A Indenture Trustee shall, and shall use its best efforts to cause its representatives to, hold in confidence all such information, except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing).

         Section 11.20 WAIVER OF STAY, EXTENSION LAWS, TRIAL BY JURY. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants in or its performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, including any right to trial by jury to which it may be entitled in any such proceeding; and covenants that it will not hinder, delay or impede the execution of any power granted herein to the 1999-A Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 11.21 MAXIMUM INTEREST PAYABLE. Anything herein to the contrary notwithstanding, the sum of all interest and all other amounts that would be deemed interest under New York or other applicable law that may be paid to a Noteholder pursuant to this Indenture shall not exceed the maximum lawful interest rate permitted by such law from time to time. The Issuer and the 1999-A Indenture Trustee intend and agree that under no circumstances shall the Issuer be required to pay interest on the Notes at a rate in excess of the maximum interest rate permitted by applicable law from time to time, and if any such interest is received by the Noteholders in excess of that rate, the Issuer shall be entitled to an immediate refund of any such excess interest by a credit to and payment toward the unpaid principal of the Notes (such credit to be considered to have been made at the time of the payment of the excess interest) with any excess interest retained by the 1999-A Indenture Trustee or recovered from any Noteholder and not so credited to be immediately paid to the Issuer by the 1999-A Indenture Trustee.

         Section 11.22 RULES BY 1999-A INDENTURE TRUSTEE AND AGENTS. The 1999-A Indenture Trustee may make reasonable rules for any meeting of Noteholders. Each of the Note Registrar, Paying Agent or any Authenticating Agent may make reasonable rules and set reasonable requirements for its respective functions.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Issuer and the 1999-A Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                   HONDA AUTO LEASE TRUST 1999-A

                                   By: U.S. Bank National Association, a
                                   national banking association, not in its
                                   individual capacity but solely as 1999-A
                                   Owner Trustee,



                                   By:   /s/ Patricia M. Child
                                       -------------------------------
                                       Name: Patricia M. Child
                                            --------------------------
                                      Title: Vice President
                                            --------------------------



                                   THE BANK OF NEW YORK
                                   a New York banking corporation, not in its individual capacity but solely as 1999-A Indenture Trustee,



                                   By:    /s/ Kelly A. Sheahan
                                       -------------------------------
                                      Name:   Kelly A. Sheahan
                                             -------------------------
                                      Title:  Assistant Vice President
                                             -------------------------

                                    EXHIBIT A

                              FORM OF CLASS A NOTES

         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


REGISTERED                                                        $____________
No. R-___                                               CUSIP NO. _____________


         THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                          HONDA AUTO LEASE TRUST 1999-A

                      [5.445][5.875][6.100][6.450][6.650]%
                      AUTOMOBILE LEASE ASSET BACKED NOTES,
                       CLASS [A-1] [A-2] [A-3] [A-4] [A-5]

         TRANSFERS OF THE NOTES MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE.

         THE HOLDER, BY ACCEPTANCE OF THIS NOTE, SHALL BE DEEMED TO HAVE AGREED TO TREAT THE NOTES AS DEBT SOLELY OF THE ISSUER FOR UNITED STATES FEDERAL AND STATE INCOME TAX PURPOSES.

         The Honda Auto Lease Trust 1999-A, a business trust organized and existing under the laws of the State of Delaware (including any permitted successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of __________________ DOLLARS ($___________), in monthly installments on each Distribution Date, commencing on September 15, 1999, and to pay interest on the Class [A-1] [A-2] [A-3] [A-4] [A-5] Note Balance, each as and to the extent described below; PROVIDED, that the entire Class [A-1] [A-2] [A-3] [A-4] [A-5] Note Balance shall be due and payable on the earlier of the Class [A-1] [A-2] [A-3] [A-4] [A-5] Final Distribution Date and the Redemption Date, if any.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the 1999-A Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.

Dated:  [July __], 1999


                                      HONDA AUTO LEASE TRUST 1999-A

                                      By:   U.S. Bank National Association, a
                                            national banking association, not in
                                            its individual capacity, but solely
                                            as 1999-A Owner Trustee under the
                                            1999-A Securitization Trust
                                            Agreement



                                      By: ___________________________________
                                         Name: _______________________________
                                         Title: ________________________________

            1999-A INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated: [July __], 1999


                                 THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity, but solely as 1999-A Indenture Trustee



                                 By: ___________________________________
                                    Name: _______________________________
                                    Title: ________________________________

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [5.445][5.875][6.100][6.450][6.650]% Automobile Lease Asset
Backed Notes, Class [A-1] [A-2] [A-3] [A-4] [A-5] (the "Class [A-1] [A-2] [A-3]
[A-4] [A-5] Notes" or the "Notes"), all issued under an Indenture dated as of July 1, 1999 (such Indenture, as it may be amended, supplemented or restated, the "Indenture"), between the Issuer and The Bank of New York, a New York banking corporation, not in its individual capacity but solely as 1999-A Indenture Trustee (the "1999-A Indenture Trustee"), which term includes any successor 1999-A Indenture Trustee under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the 1999-A Indenture Trustee and the Noteholders and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are subject to all terms of the Indenture and to all terms of that certain 1999-A Securitization Trust Agreement dated as of July 1, 1999 (the "1999-A Securitization Trust Agreement"), by and among U.S. Bank National Association, a national banking association ("U.S. Bank"), as owner trustee (in such capacity, the "1999-A Owner Trustee"), Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership, as transferors (the "Transferors"), Wilmington Trust Company, a Delaware corporation, as Delaware owner trustee (the "Delaware Owner Trustee"), and the 1999-A Indenture Trustee. All capitalized terms used in this Note, whether first used above or below, that are not otherwise defined herein shall have the meanings assigned to them pursuant to the Agreement of Definitions dated as of July 1, 1999 (the "Agreement of Definitions"), by and among HVT, Inc., a Delaware corporation, as origination trustee, Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee, U.S. Bank National Association, a national banking association, as trust agent and as owner trustee, American Honda Finance Corporation, as servicer, Wilmington Trust Company, as Delaware owner trustee, The Bank of New York, as indenture trustee, Honda Titling A L.P., a Delaware limited partnership, Honda Titling B L.P., a Delaware limited partnership, Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership.

         A copy of the Indenture is on file with the 1999-A Indenture Trustee at its Corporate Trust Office and is available for inspection at such office.

         Under the Indenture, there will be distributed on each Distribution Date (I.E., the fifteenth day of each month or, if such fifteenth day is not a Business Day, the next succeeding Business Day), commencing on September 15, 1999, to the Person in whose name this Class [A-1] [A-2] [A-3] [A-4] [A-5] Note is registered at the close of business on the last calendar day immediately preceding the related Distribution Date or, if Definitive Notes are issued, the last day of the immediately preceding calendar month, such Class [A-1] [A-2] [A-3] [A-4] [A-5] Noteholder's Percentage Interest multiplied by (i) the Class [A-1] [A-2] [A-3] [A-4] [A-5] Distributable Amount for such Distribution Date and (ii) the amount of any repayment of any outstanding Class [A-1] [A-2] [A-3] [A-4] [A-5] Interest Carryover Shortfall, Class [A-1] [A-2] [A-3] [A-4] [A-5] Loss Amounts, Class [A-1] [A-2] [A-3] [A-4] [A-5] Note Principal Loss Amounts and Class [A-1] [A-2] [A-3] [A-4] [A-5] Note Principal Loss Interest Amounts being made on such Distribution Date, all to the extent and as more specifically set forth in the Indenture and the 1999-A Securitization Trust Agreement. Payments on or in respect of this Class [A-1] [A-2]

[A-3] [A-4] [A-5] Note shall be payable by wire transfer to a United States dollar account maintained by the Holder (or the payee designated by such Holder) at a depository institution as reflected on the Note Register (and pursuant to wiring instructions provided by such Holder).

         This Class [A-1] [A-2] [A-3] [A-4] [A-5] Note is subject to possible redemption by the Servicer. Such redemption will only be permitted if, either before or after giving effect to any payment of principal required on a given Distribution Date, the sum of the Note Balance and the Certificate Balance is less than or equal to 10% of the sum of the Initial Note Balance and the Initial Certificate Balance.

         Under the Indenture if an Event of Default related to the non-payment of amounts due on the Notes shall occur and be continuing, the 1999-A Indenture Trustee may, and at the direction of Noteholders representing a majority of the Outstanding Amount of the Notes, voting together as a single Class, shall, declare the principal of the Notes to be immediately due and payable in the manner and with the effect provided in the Indenture. If an Event of Default involving certain events of bankruptcy or insolvency of the Issuer shall occur and be continuing the Class [A-1] [A-2] [A-3] [A-4] [A-5] Notes shall be automatically deemed to be immediately due and payable. If any other Event of Default under the Indenture (not specifically listed in the previous two sentences) shall occur and be continuing, the 1999-A Indenture Trustee may, and at the direction of Noteholders representing a majority of the Outstanding Amount of the Class A Notes, voting together as a single Class (and, after the Class A Note Balance has been reduced to zero, Noteholders representing at least a majority of the Outstanding Amount of the Class B Notes and the Class C Notes, voting together as a single Class), shall, declare the principal of the Notes to be immediately due and payable in the manner and with the effect provided in the Indenture. If the Class [A-1] [A-2] [A-3] [A-4] [A-5] Notes are declared or deemed to be immediately due and payable, the Holders of the Class [A-1] [A-2] [A-3] [A-4] [A-5] Notes shall be entitled to receive all unpaid principal (including unreimbursed Class [A-1] [A-2] [A-3] [A-4] [A-5] Note Principal Loss Amounts) and accrued and unpaid interest on the Class [A-1] [A-2] [A-3] [A-4] [A-5] Notes.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. However, to the extent provided in the Indenture and the 1999-A Securitization Trust Agreement, no principal payments shall be made in respect of the Class A-2 Notes until the Class A-1 Notes have been paid in full, no principal payments shall be made in respect of the Class A-3 Notes until the Class A-2 Notes have been paid in full, no principal payments shall be made in respect of the Class A-4 Notes until the Class A-3 Notes have been paid in full, and no principal payments shall be made in respect of the Class A-5 Notes, the Class B Notes or the Class C Notes until the Class A-4 Notes have been paid in full. The Class B Notes are subordinated to the Class A Notes, the Class C Notes are subordinated to the Class A Notes and the Class B Notes, and the Certificates are subordinated to the Notes, in each case to the extent described in the Indenture and the 1999-A Securitization Trust Agreement.

         Subject to certain limitations set forth in the Indenture, the transfer of this [A-1] [A-2] [A-3] [A-4] [A-5] Note may be registered on the Note Register, upon surrender of this Class

[A-1] [A-2] [A-3] [A-4] [A-5] Note for registration of transfer at the Corporate Trust Office of the 1999-A Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form and substance satisfactory to the Issuer and the 1999-A Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class [A-1] [A-2] [A-3] [A-4] [A-5] Notes, in authorized denominations and in the same aggregate principal amount and series, will be issued to the designated transferee or transferees.

         Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, HTC LP, HTD LP, the Servicer, the 1999-A Owner Trustee or the 1999-A Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) HTC LP, HTD LP, the Servicer, the 1999-A Indenture Trustee or the 1999-A Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of HTC LP, HTD LP, the Servicer, the 1999-A Indenture Trustee or the 1999-A Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, HTC LP, HTD LP, the Servicer, the 1999-A Owner Trustee or the 1999-A Indenture Trustee or of any successor or assign of HTC LP, HTD LP, the Servicer, the 1999-A Indenture Trustee or the 1999-A Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that 1999-A Indenture Trustee and 1999-A Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         The Class [A-1] [A-2] [A-3] [A-4] [A-5] Notes are issuable only in registered form in minimum denominations of $1,000.00 and integral multiples in excess thereof, as provided in the Indenture.

         It is the intent of HTC LP, HTD LP, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, and the Note Owners, by acceptance of a beneficial interest in a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness solely of the Issuer.

         By accepting a Note, each Holder (and by accepting a beneficial interest in a Note, each Note Owner) waives any claim to any proceeds or assets of the Origination Trustee and to all assets of the Origination Trust other than those from time to time included within the 1999-A SUBI Portfolio as 1999-A SUBI Assets and those proceeds or assets derived from or earned by such 1999-A SUBI Assets.

         By accepting a Note, each Holder (and by accepting a beneficial interest in a Note, each Note Owner) covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Notes and the Certificates have been paid in full, and (b) all obligations due under any other Securitization have been paid in full, it will not institute against, or join any other Person in instituting against, the Issuer, HTA LP, HTB LP, HTC LP, HTD LP, any general partner or member (as applicable) of a UTI Beneficiary or of a Transferor which is a partnership or a limited liability company, the Origination Trustee, the Origination Trust, any Special Purpose Affiliate, any UTI Beneficiary, any Beneficiary, and any general partner or member (as applicable) of a Beneficiary or of a Special Purpose Affiliate partnership (or any of their respective general partners) that is a partnership or a limited liability company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the 1999-A Indenture Trustee's or 1999-A Owner Trustee's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This non-petition covenant shall survive the termination of the Indenture or the resignation or removal of the 1999-A Owner Trustee or the 1999-A Indenture Trustee under the 1999-A Securitization Trust Agreement or this Indenture, respectively.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture or the 1999-A Securitization Trust Agreement and no provision of this Note or of the Indenture or the 1999-A Securitization Trust Agreement shall alter or impair the obligation of the Issuer, which is absolute and unconditional to the extent permitted by applicable law, to pay the principal of and interest on this Note at the times, place and rate, and in the manner, herein and therein prescribed.

         The Indenture permits, with certain exceptions as therein provided, the amendment to, or waiver of, the provisions of the Indenture at any time by the Issuer and the 1999-A Indenture Trustee with the consent of a majority of the Noteholders. The Issuer and the 1999-A Indenture Trustee may also enter into supplemental indentures, without obtaining the consent of the Holder hereof for such purposes as provided in the Indenture.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee



         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto



                         (name and address of assignee)

the [within] Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________ as attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.
                                                                          *
Dated:  _____________              --------------------------------------
                                   Signature Guaranteed:


                                    --------------------------------------

                                    Signatures must be guaranteed by an
                                    "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


-------------------------

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the [within] Note in every particular without alteration, enlargement or any change whatsoever.

                                    EXHIBIT B

                              FORM OF CLASS B NOTES

         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1 NOTES, THE CLASS A-2 NOTES, THE CLASS A-3 NOTES, THE CLASS A-4 NOTES AND THE CLASS A-5 NOTES AS DESCRIBED IN THE INDENTURE AND THE 1999-A SECURITIZATION DOCUMENTS REFERRED TO HEREIN.

REGISTERED                                                         $____________
No. R-___                                                CUSIP NO. _____________

                          HONDA AUTO LEASE TRUST 1999-A

               6.650% AUTOMOBILE LEASE ASSET BACKED NOTES, CLASS B

         The Honda Auto Lease Trust 1999-A, a trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to _______, or registered assigns, the principal sum of __________________ DOLLARS ($___________), in monthly installments on each Distribution Date, commencing on September 15, 1999, and to pay interest on the Class B Note Balance, each as and to the extent described below; provided that the entire Class B Note Balance shall be due and payable on the earlier of the Class B Final Distribution Date and the Redemption Date, if any.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the 1999-A Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.

Dated: [July __], 1999

                                        HONDA AUTO LEASE TRUST 1999-A

                                        By: U.S. Bank National Association, a
                                            national banking association, not in
                                            its individual capacity but solely
                                            as 1999-A Owner Trustee under the
                                            1999-A Securitization Trust
                                            Agreement



                                        By: ___________________________________
                                           Name: _______________________________
                                           Title: ______________________________

            1999-A INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated: [July ___], 1999

                                            THE BANK OF NEW YORK, a New York
                                            banking corporation, not in its
                                            individual capacity, but solely as
                                            1999-A Indenture Trustee



                                            By: ________________________________
                                               Name: ___________________________
                                               Title: __________________________

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.650% Automobile Lease Asset Backed Notes, Class B (herein called the "Class B Notes" or the "Notes"), all issued under an Indenture dated as of July 1, 1999 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and The Bank of New York, a New York banking corporation, not in its individual capacity but solely as 1999-A Indenture Trustee (the "1999-A Indenture Trustee"), which term includes any successor 1999-A Indenture Trustee under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the 1999-A Indenture Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are subject to all terms of the Indenture and to all terms of that certain 1999-A Securitization Trust Agreement dated as of July 1, 1999 (the "1999-A Securitization Trust Agreement"), by and among U.S. Bank National Association, a national banking association ("U.S. Bank"), as owner trustee (in such capacity, the "1999-A Owner Trustee"), Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership, as transferors (the "Transferors"), Wilmington Trust Company, a Delaware corporation, as Delaware owner trustee (the "Delaware Owner Trustee"), and the 1999-A Indenture Trustee. All capitalized terms used in this Note, whether first used above or below, that are not otherwise defined herein shall have the meanings assigned to them pursuant to the Agreement of Definitions dated as of July 1, 1999 (the "Agreement of Definitions"), by and among HVT, Inc., a Delaware corporation, as origination trustee, Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee, U.S. Bank National Association, a national banking association, as trust agent and as owner trustee, American Honda Finance Corporation, as servicer, Wilmington Trust Company, as Delaware owner trustee, The Bank of New York, as indenture trustee, Honda Titling A L.P., a Delaware limited partnership, Honda Titling B L.P., a Delaware limited partnership, Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership.

         A copy of the Indenture is on file with the 1999-A Indenture Trustee at its Corporate Trust Office and is available for inspection at such office.

         Under the Indenture, there will be distributed on each Distribution Date (I.E., the fifteenth day of each month or, if such fifteenth day is not a Business Day, the next succeeding Business Day), commencing on September 15, 1999, to the Person in whose name this Class B Note is registered at the close of business on the last calendar day immediately preceding the related Distribution Date or, if Definitive Notes are issued, the last day of the immediately preceding calendar month, such Class B Noteholder's Percentage Interest multiplied by (i) the Class B Distributable Amount for such Distribution Date and (ii) the amount of any repayment of any outstanding Class B Interest Carryover Shortfall, Class B Loss Amounts, Class B Note Principal Loss Amounts and Class B Note Principal Loss Interest Amounts being made on such Distribution Date, all to the extent and as more specifically set forth in the Indenture and the 1999-A Securitization Trust Agreement.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. However, to the extent provided in the Indenture and the 1999-A Securitization Trust Agreement, no principal payments shall be made in respect of the Class A-2 Notes until the Class A-1 Notes have been paid in full, no principal payments shall be made in respect of the Class A-3 Notes until the Class A-2 Notes have been paid in full, no principal payments shall be made in respect of the Class A-4 Notes until the Class A-3 Notes have been paid in full, and no principal payments shall be made in respect of the Class A-5 Notes, the Class B Notes or the Class C Notes until the Class A-4 Notes have been paid in full. The Class B Notes are subordinated to the Class A Notes, the Class C Notes are subordinated to the Class A Notes and the Class B Notes, and the Certificates are subordinated to the Notes, in each case to the extent described in the Indenture and the 1999-A Securitization Trust Agreement.

         This Class B Note is subject to possible redemption by the Servicer. Such redemption will only be permitted if, either before or after giving effect to any payment of principal required on a given Distribution Date, the sum of the Note Balance and the Certificate Balance is less than or equal to 10% of the sum of the Initial Note Balance and the Initial Certificate Balance.

         Under the Indenture if an Event of Default related to the non-payment of amounts due on the Notes shall occur and be continuing, the 1999-A Indenture Trustee may, and at the direction of Noteholders representing a majority of the Outstanding Amount of the Notes, voting together as a single Class, shall, declare the principal of the Notes to be immediately due and payable in the manner and with the effect provided in the Indenture. If an Event of Default involving certain events of bankruptcy or insolvency of the Issuer shall occur and be continuing the Class B Notes shall be automatically deemed to be immediately due and payable. If any other Event of Default under the Indenture (not specifically listed in the previous two sentences) shall occur and be continuing, the 1999-A Indenture Trustee may, and at the direction of Noteholders representing a majority of the Outstanding Amount of the Class A Notes, voting together as a single Class (and, after the Class A Note Balance has been reduced to zero, Noteholders representing at least a majority of the Outstanding Amount of the Class B Notes and the Class C Notes, voting together as a single Class), shall, declare the principal of the Notes to be immediately due and payable in the manner and with the effect provided in the Indenture. If the Class B Notes are declared or deemed to be immediately due and payable, the Holders of the Class B Notes shall be entitled to receive all unpaid principal (including unreimbursed Class B Note Principal Loss Amounts) and accrued and unpaid interest on the Class B Notes.

         The Class B Notes are secured by the collateral pledged as security therefor as provided in the Indenture. However, the Class B Notes are subordinated to the Class A Notes to the extent described in the Indenture and the 1999-A Securitization Trust Agreement. No principal payments shall be made in respect of the Class B Notes until the Class A-4 Notes have been paid in full.

         Subject to certain limitations set forth in the Indenture, the transfer of this Class B Note may be registered on the Note Register, upon surrender of this Class B Note for registration of transfer at the Corporate Trust Office of the 1999-A Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form and substance satisfactory to the Issuer and the 1999-A Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B Notes, in authorized denominations and in the same aggregate principal amount and series, will be issued to the designated transferee or transferees.

         Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, HTC LP, HTD LP, the Servicer, the 1999-A Owner Trustee or the 1999-A Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) HTC LP, HTD LP, the Servicer, the 1999-A Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of HTC LP, HTD LP, the Servicer, the 1999-A Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, HTC LP, HTD LP, the Servicer, the 1999-A Owner Trustee or the 1999-A Indenture Trustee or of any successor or assign of HTC LP, HTD LP, the Servicer, the 1999-A Indenture Trustee or the 1999-A Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that 1999-A Indenture Trustee and 1999-A Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of HTC LP, HTD LP, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, and the Note Owners, by acceptance of a beneficial interest in a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         By accepting a Note, each Holder (and by accepting a beneficial interest in a Note, each Note Owner) waives any claim to any proceeds or assets of the Origination Trustee and to all assets of the Origination Trust other than those from time to time included within the 1999-A SUBI Portfolio as 1999-A SUBI Assets and those proceeds or assets derived from or earned by such 1999-A SUBI Assets.

         By accepting a Note, each Holder (and by accepting a beneficial interest in a Note, each Note Owner) covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Notes and the Certificates have been paid in full, and (b) all obligations due under any other Securitization have been paid in full, it will not institute against, or join any other Person in instituting against, the Issuer, HTA LP, HTB LP, HTC LP, HTD LP, any general partner or member (as applicable) of a UTI Beneficiary or of a Transferor which is a partnership or a limited liability company, the Origination Trustee, the Origination Trust, any Special Purpose Affiliate, any UTI Beneficiary, any Beneficiary, and any general partner or member (as applicable) of a Beneficiary or of a Special Purpose Affiliate partnership

(or any of their respective general partners) that is a partnership or a limited liability company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the 1999-A Indenture Trustee's or 1999-A Owner Trustee's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This non-petition covenant shall survive the termination of the Indenture or the resignation or removal of the 1999-A Owner Trustee or the 1999-A Indenture Trustee under the 1999-A Securitization Trust Agreement or this Indenture, respectively.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         The Indenture permits, with certain exceptions as therein provided, the amendment to, or waiver of, the provisions of the Indenture at any time by the Issuer and the 1999-A Indenture Trustee with the consent of a majority of the Noteholders. The Issuer and the 1999-A Indenture Trustee may also enter into supplemental indentures, without obtaining the consent of the Holder hereof for such purposes as provided in the Indenture.

         No reference herein to the Indenture or the 1999-A Securitization Trust Agreement and no provision of this Note or of the Indenture or the 1999-A Securitization Trust Agreement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee



         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto



                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _____________

                                                                        *
                                 --------------------------------------
                                 Signature Guaranteed:

                                 --------------------------------------
                                 Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


-------------------------

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                    EXHIBIT C

                              FORM OF CLASS C NOTES

         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1 NOTES, THE CLASS A-2 NOTES, THE CLASS A-3 NOTES, THE CLASS A-4 NOTES, THE CLASS A-5 NOTES AND THE CLASS B NOTES AS DESCRIBED IN THE INDENTURE AND THE 1999-A SECURITIZATION DOCUMENTS REFERRED TO HEREIN.

REGISTERED                                                         $____________
No. R-___                                                CUSIP NO. _____________

                          HONDA AUTO LEASE TRUST 1999-A

               6.900% AUTOMOBILE LEASE ASSET BACKED NOTES, CLASS C

         The Honda Auto Lease Trust 1999-A, a trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to _______, or registered assigns, the principal sum of __________________ DOLLARS ($___________), in monthly installments on each Distribution Date, commencing on September 15, 1999, and to pay interest on the Class C Note Balance, each as and to the extent described below; provided that the entire Class C Note Balance shall be due and payable on the earlier of the Class C Final Distribution Date and the Redemption Date, if any.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the 1999-A Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.

Dated: [July __], 1999

                                        HONDA AUTO LEASE TRUST 1999-A

                                        By: U.S. Bank National Association, a
                                            national banking association, not in
                                            its individual capacity but solely
                                            as 1999-A Owner Trustee under the
                                            1999-A Securitization Trust
                                            Agreement



                                        By: ___________________________________
                                           Name: _______________________________
                                           Title: ______________________________

            1999-A INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated: [July ___], 1999

                                            THE BANK OF NEW YORK, a New York
                                            banking corporation, not in its
                                            individual capacity, but solely as
                                            1999-A Indenture Trustee



                                            By: ________________________________
                                               Name: ___________________________
                                               Title: __________________________

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.900% Automobile Lease Asset Backed Notes, Class C (herein called the "Class C Notes" or the "Notes"), all issued under an Indenture dated as of July 1, 1999 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and The Bank of New York, a New York banking corporation, not in its individual capacity but solely as 1999-A Indenture Trustee (the "1999-A Indenture Trustee"), which term includes any successor 1999-A Indenture Trustee under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the 1999-A Indenture Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are subject to all terms of the Indenture and to all terms of that certain 1999-A Securitization Trust Agreement dated as of July 1, 1999 (the "1999-A Securitization Trust Agreement"), by and among U.S. Bank National Association, a national banking association ("U.S. Bank"), as owner trustee (in such capacity, the "1999-A Owner Trustee"), Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership, as transferors (the "Transferors"), Wilmington Trust Company, a Delaware corporation, as Delaware owner trustee (the "Delaware Owner Trustee"), and the 1999-A Indenture Trustee. All capitalized terms used in this Note, whether first used above or below, that are not otherwise defined herein shall have the meanings assigned to them pursuant to the Agreement of Definitions dated as of July 1, 1999 (the "Agreement of Definitions"), by and among HVT, Inc., a Delaware corporation, as origination trustee, Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee, U.S. Bank National Association, a national banking association, as trust agent and as owner trustee, American Honda Finance Corporation, as servicer, Wilmington Trust Company, as Delaware owner trustee, The Bank of New York, as indenture trustee, Honda Titling A L.P., a Delaware limited partnership, Honda Titling B L.P., a Delaware limited partnership, Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership.

         A copy of the Indenture is on file with the 1999-A Indenture Trustee at its Corporate Trust Office and is available for inspection at such office.

         Under the Indenture, there will be distributed on each Distribution Date (I.E., the fifteenth day of each month or, if such fifteenth day is not a Business Day, the next succeeding Business Day), commencing on September 15, 1999, to the Person in whose name this Class C Note is registered at the close of business on the last calendar day immediately preceding the related Distribution Date or, if Definitive Notes are issued, the last day of the immediately preceding calendar month, such Class C Noteholder's Percentage Interest multiplied by (i) the Class C Distributable Amount for such Distribution Date and (ii) the amount of any repayment of any outstanding Class C Interest Carryover Shortfall, Class C Loss Amounts, Class C Note Principal Loss Amounts and Class C Note Principal Loss Interest Amounts being made on such Distribution Date, all to the extent and as more specifically set forth in the Indenture and the 1999-A Securitization Trust Agreement.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. However, to the extent provided in the Indenture and the 1999-A Securitization Trust Agreement, no principal payments shall be made in respect of the Class A-2 Notes until the Class A-1 Notes have been paid in full, no principal payments shall be made in respect of the Class A-3 Notes until the Class A-2 Notes have been paid in full, no principal payments shall be made in respect of the Class A-4 Notes until the Class A-3 Notes have been paid in full, and no principal payments shall be made in respect of the Class A-5 Notes, the Class B Notes or the Class C Notes until the Class A-4 Notes have been paid in full. The Class B Notes are subordinated to the Class A Notes, the Class C Notes are subordinated to the Class A Notes and the Class B Notes, and the Certificates are subordinated to the Notes, in each case to the extent described in the Indenture and the 1999-A Securitization Trust Agreement.

         This Class C Note is subject to possible redemption by the Servicer. Such redemption will only be permitted if, either before or after giving effect to any payment of principal required on a given Distribution Date, the sum of the Note Balance and the Certificate Balance is less than or equal to 10% of the sum of the Initial Note Balance and the Initial Certificate Balance.

         Under the Indenture if an Event of Default related to the non-payment of amounts due on the Notes shall occur and be continuing, the 1999-A Indenture Trustee may, and at the direction of Noteholders representing a majority of the Outstanding Amount of the Notes, voting together as a single Class, shall, declare the principal of the Notes to be immediately due and payable in the manner and with the effect provided in the Indenture. If an Event of Default involving certain events of bankruptcy or insolvency of the Issuer shall occur and be continuing the Class B Notes shall be automatically deemed to be immediately due and payable. If any other Event of Default under the Indenture (not specifically listed in the previous two sentences) shall occur and be continuing, the 1999-A Indenture Trustee may, and at the direction of Noteholders representing a majority of the Outstanding Amount of the Class A Notes, voting together as a single Class (and, after the Class A Note Balance has been reduced to zero, Noteholders representing at least a majority of the Outstanding Amount of the Class B Notes and the Class C Notes, voting together as a single Class), shall, declare the principal of the Notes to be immediately due and payable in the manner and with the effect provided in the Indenture. If the Class C Notes are declared or deemed to be immediately due and payable, the Holders of the Class C Notes shall be entitled to receive all unpaid principal (including unreimbursed Class C Note Principal Loss Amounts) and accrued and unpaid interest on the Class C Notes.

         The Class C Notes are secured by the collateral pledged as security therefor as provided in the Indenture. However, the Class C Notes are subordinated to the Class A Notes and the Class B Notes to the extent described in the Indenture and the 1999-A Securitization Trust Agreement. No principal payments shall be made in respect of the Class C Notes until the Class A-4 Notes have been paid in full.

         Subject to certain limitations set forth in the Indenture, the transfer of this Class C Note may be registered on the Note Register, upon surrender of this Class C Note for registration of transfer at the Corporate Trust Office of the 1999-A Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form and substance satisfactory to the Issuer and the 1999-A Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class C Notes, in authorized denominations and in the same aggregate principal amount and series, will be issued to the designated transferee or transferees.

         Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, HTC LP, HTD LP, the Servicer, the 1999-A Owner Trustee or the 1999-A Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) HTC LP, HTD LP, the Servicer, the 1999-A Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of HTC LP, HTD LP, the Servicer, the 1999-A Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, HTC LP, HTD LP, the Servicer, the 1999-A Owner Trustee or the 1999-A Indenture Trustee or of any successor or assign of HTC LP, HTD LP, the Servicer, the 1999-A Indenture Trustee or the 1999-A Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that 1999-A Indenture Trustee and 1999-A Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of HTC LP, HTD LP, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, and the Note Owners, by acceptance of a beneficial interest in a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         By accepting a Note, each Holder (and by accepting a beneficial interest in a Note, each Note Owner) waives any claim to any proceeds or assets of the Origination Trustee and to all assets of the Origination Trust other than those from time to time included within the 1999-A SUBI Portfolio as 1999-A SUBI Assets and those proceeds or assets derived from or earned by such 1999-A SUBI Assets.

         By accepting a Note, each Holder (and by accepting a beneficial interest in a Note, each Note Owner) covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Notes and the Certificates have been paid in full, and (b) all obligations due under any other Securitization have been paid in full, it will not institute against, or join any other Person in instituting against, the Issuer, HTA LP, HTB LP, HTC LP, HTD LP, any general partner or member (as applicable) of a UTI Beneficiary or of a Transferor which is a partnership or a limited liability company, the Origination Trustee, the Origination Trust, any Special Purpose Affiliate, any UTI Beneficiary, any Beneficiary, and any general partner or member (as applicable) of a Beneficiary or of a Special Purpose Affiliate partnership

(or any of their respective general partners) that is a partnership or a limited liability company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the 1999-A Indenture Trustee's or 1999-A Owner Trustee's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This non-petition covenant shall survive the termination of the Indenture or the resignation or removal of the 1999-A Owner Trustee or the 1999-A Indenture Trustee under the 1999-A Securitization Trust Agreement or this Indenture, respectively.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         The Indenture permits, with certain exceptions as therein provided, the amendment to, or waiver of, the provisions of the Indenture at any time by the Issuer and the 1999-A Indenture Trustee with the consent of a majority of the Noteholders. The Issuer and the 1999-A Indenture Trustee may also enter into supplemental indentures, without obtaining the consent of the Holder hereof for such purposes as provided in the Indenture.

         No reference herein to the Indenture or the 1999-A Securitization Trust Agreement and no provision of this Note or of the Indenture or the 1999-A Securitization Trust Agreement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee



         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto



                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _____________

                                                                              *
                                          ------------------------------------
                                          Signature Guaranteed:

                                          ------------------------------------
                                          Signatures must be guaranteed by an
                                          "eligible guarantor institution"
                                          meeting the requirements of the Note
                                          Registrar, which requirements
                                          include membership or participation
                                          in STAMP or such other "signature
                                          guarantee program" as may be
                                          determined by the Note Registrar in
                                          addition to, or in substitution for,
                                          STAMP, all in accordance with the
                                          Securities Exchange Act of 1934, as
                                          amended.


-------------------------

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.




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                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01            Definitions...........................................................................7
Section 1.02            Interpretive Provisions...............................................................7

                                   ARTICLE TWO

                                    THE NOTES

Section 2.01            Form Generally........................................................................7
Section 2.02            Denominations.........................................................................8
Section 2.03            Execution, Authentication, Delivery and Dating........................................8
Section 2.04            Registration of Notes.................................................................9
Section 2.05            Mutilated, Destroyed, Lost or Stolen Notes...........................................10
Section 2.06            Persons Deemed Owners................................................................11
Section 2.07            Payment of Interest and Principal; Principal and Interest Rights Preserved...........11
Section 2.08            Cancellation.........................................................................13
Section 2.09            Authentication and Delivery of Notes.................................................13
Section 2.10            Book-Entry Notes.....................................................................13
Section 2.11            Notices to the Clearing Agency.......................................................14
Section 2.12            Definitive Notes.....................................................................14
Section 2.13            Tax Treatment........................................................................15
Section 2.14            Release of Collateral................................................................15

                                   ARTICLE THREE

                          COVENANTS AND REPRESENTATIONS

Section 3.01            Payment of Notes.....................................................................15
Section 3.02            Maintenance of Office or Agency......................................................15
Section 3.03            Money for Note Payments to be Held in Trust..........................................16
Section 3.04            Existence............................................................................17
Section 3.05            Protection of Trust Estate...........................................................18
Section 3.06            Opinions as to Trust Estate..........................................................18
Section 3.07            Performance of Obligations...........................................................19
Section 3.08            Negative Covenants...................................................................20
Section 3.09            Statements as to Compliance..........................................................21
Section 3.10            Issuer May Consolidate, etc., Only on Certain Terms..................................22
Section 3.11            Successor or Transferee..............................................................24
Section 3.12            No Other Business....................................................................24
Section 3.13            No Borrowing.........................................................................24
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Section 3.14            Servicer's Obligations...............................................................24
Section 3.15            Guarantees, Loans, Advances and Other Liabilities....................................24
Section 3.16            Capital Expenditures.................................................................24
Section 3.17            Removal of Administrator.............................................................25
Section 3.18            Restricted Payments..................................................................25
Section 3.19            Further Instruments and Acts.........................................................25
Section 3.20            Compliance with Laws.................................................................25
Section 3.21            Amendments of Servicing Agreement, 1999-A Servicing Supplement and 1999-A
                        Securitization Trust Agreement.......................................................25
Section 3.22            Delivery of 1999-A SUBI Certificates.................................................25
Section 3.23            Covenants, Representations and Warranties of the Issuer and the 1999-A Owner
                        Trustee..............................................................................25

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 4.01            Satisfaction and Discharge of Indenture..............................................26
Section 4.02            Application of Trust Money...........................................................28
Section 4.03            Repayment of Monies Held by Paying Agent.............................................28
Section 4.04            Duration of Position of 1999-A Indenture Trustee for Benefit of Noteholders..........28

                                  ARTICLE FIVE

                              DEFAULTS AND REMEDIES

Section 5.01            Events of Default....................................................................28
Section 5.02            Acceleration of Maturity; Rescission and Annulment...................................29
Section 5.03            Collection of Indebtedness and Suits for Enforcement by 1999-A Indenture
                        Trustee..............................................................................31
Section 5.04            Remedies; Priorities.................................................................33
Section 5.05            Optional Preservation of Trust Estate................................................34
Section 5.06            Limitation on Suits..................................................................34
Section 5.07            Unconditional Rights of Noteholders to Receive Note Payments.........................35
Section 5.08            Restoration of Rights and Remedies...................................................35
Section 5.09            Rights and Remedies Cumulative.......................................................35
Section 5.10            Delay or Omission Not Waiver.........................................................36
Section 5.11            Control by Noteholders...............................................................36
Section 5.12            Waiver of Past Defaults..............................................................36
Section 5.13            Undertaking for Costs................................................................37
Section 5.14            Sale of Trust Estate.................................................................37
Section 5.15            Action on Notes......................................................................38
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                                ARTICLE SIX

                       THE 1999-A INDENTURE TRUSTEE

Section 6.01            Certain Duties and Responsibilities..................................................39
Section 6.02            Rights of 1999-A Indenture Trustee...................................................40
Section 6.03            1999-A Indenture Trustee May Hold Notes..............................................41
Section 6.04            1999-A Indenture Trustee's Disclaimer................................................41
Section 6.05            Notice of Unmatured Event of Default.................................................41
Section 6.06            Reports by 1999-A Indenture Trustee to Holders.......................................41
Section 6.07            1999-A Indenture Trustee's Fees and Expenses.........................................42
Section 6.08            Replacement of 1999-A Indenture Trustee..............................................43
Section 6.09            Merger, Conversion, Consolidation or Succession to Business of 1999-A
                        Indenture Trustee....................................................................44
Section 6.10            Co-Trustee or Separate Trustee.......................................................45
Section 6.11            Eligibility; Disqualification........................................................46
Section 6.12            Preferential Collection of Claims against the Issuer.................................46
Section 6.13            Money Held in Trust..................................................................46
Section 6.14            Cessation of Eligibility.............................................................46
Section 6.15            Authenticating Agent.................................................................46
Section 6.16            Withholding Taxes....................................................................47
Section 6.17            No Petition..........................................................................47
Section 6.18            Representations and Warranties of 1999-A Indenture Trustee...........................48
Section 6.19            Pennsylvania Motor Vehicle Sales Finance Act Licenses................................48
Section 6.20            1999-A Indenture Trustee's Application for Instructions from the Issuer..............48
Section 6.21            Limitation on Duty of 1999-A Indenture Trustee in Respect of Collateral;
                        Indemnification......................................................................49

                                  ARTICLE SEVEN

                         NOTEHOLDERS' LISTS AND REPORTS

Section 7.01            Issuer to Furnish 1999-A Indenture Trustee Names and Addresses of Noteholders........49
Section 7.02            Preservation of Information; Communications to Noteholders...........................50
Section 7.03            Reports by 1999-A Indenture Trustee; Responses to Noteholder Inquiries...............50
Section 7.04            Reports by the Issuer................................................................50

                                  ARTICLE EIGHT

                      ACCOUNTS, DISBURSEMENTS AND RELEASES
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Section 8.01            Collection of Monies.................................................................51
Section 8.02            Trust Accounts.......................................................................51
Section 8.03            General Provisions Regarding the 1999-A SUBI Accounts................................52
Section 8.04            Release of Trust Estate..............................................................54
Section 8.05            Opinion of Counsel...................................................................54

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 9.01            Supplemental Indentures Without Consent of Noteholders...............................55
Section 9.02            Supplemental Indentures With Consent of Noteholders..................................56
Section 9.03            Execution of Supplemental Indentures.................................................57
Section 9.04            Effect of Supplemental Indentures....................................................58
Section 9.05            Reference in Notes to Supplemental Indentures........................................58
Section 9.06            Compliance With TIA..................................................................58

                                   ARTICLE TEN

                           OPTIONAL REDEMPTION OF NOTES

Section 10.01           General..............................................................................58
Section 10.02           Form of Redemption Notice............................................................59
Section 10.03           Notes Payable on Redemption Date.....................................................59

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

Section 11.01           Compliance Certificates and Opinions.................................................59
Section 11.02           Form of Documents Delivered to 1999-A Indenture Trustee..............................61
Section 11.03           Acts of Noteholders..................................................................62
Section 11.04           Notices, etc., to 1999-A Indenture Trustee, Issuer and Rating Agencies...............63
Section 11.05           Notices and Reports to Noteholders; Waiver...........................................64
Section 11.06           Alternate Payment and Notice Provisions..............................................64
Section 11.07           Conflict with TIA....................................................................64
Section 11.08           Effect of Headings and Table of Contents.............................................64
Section 11.09           Successors and Assigns...............................................................65
Section 11.10           Separability.........................................................................65
Section 11.11           Benefits of Indenture................................................................65
Section 11.12           Legal Holidays.......................................................................65
Section 11.13           Governing Law........................................................................65
Section 11.14           Counterparts.........................................................................65
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Section 11.15           Recording of Indenture...............................................................65
Section 11.16           Trust Obligation.....................................................................65
Section 11.17           Series Liabilities...................................................................66
Section 11.18           No Petition..........................................................................66
Section 11.19           Inspection...........................................................................66
Section 11.20           Waiver of Stay, Extension Laws, Trial by Jury........................................67
Section 11.21           Maximum Interest Payable.............................................................67
Section 11.22           Rules by 1999-A Indenture Trustee and Agents.........................................67
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